Exhibit 10.41A(1)



Atlantic Coast Airlines
xAmended
xxAdded
                        CONTRACT CHANGE ORDER


PURCHASER:                Atlantic Coast Airlines

PURCHASE AGREEMENT NO.:   RJ-0454 (the "Agreement") AIRCRAFT TYPE:
CRJ

C.C.O. NO.:               1                         DATED:
September 24, 1999

PAGES:                    9


REASON FOR CHANGE

To amend the Purchase Agreement and Letter Agreement No. 001 to:
(i) revise the Schedule Delivery Dates for the xxxxxx Aircraft and to increase the order to six (6) Firm Aircraft, (ii) extend the term of the FSR due to the additional three (3) Aircraft being acquired,
(iii) extend the term of the revision services due to the change in the delivery position of the xxxxxx Aircraft, (iv) provide a xxxxxx for the credit memorandum to be issued for each of the xxxxxx Aircraft and, (v) to provide a xxxxxx credit memorandum for the xxxxxx Aircraft.

    PAGES TO BE SUBSTITUTED        NEW/REVISED PAGES
    Purchase Agreement page 52         Attachment 1 to CCO No. 1
    Purchase Agreement page no. C-1    Attachment 2 to CCO No. 1
    Purchase Agreement page no. C-24   Attachment 3 to CCO No. 1
    Letter Agreement No. 001           Attachment 4 to CCO No. 1
    Letter Agreement No. 009 page 2    Attachment 5 to CCO No. 1

DESCRIPTION OF CHANGE:

P.A. and all Letter Agreements
All references to three (3) Aircraft are hereby changed to refer to six (6) Aircraft.

P.A. Page 52 - Appendix II (Delivery Schedule)
The Delivery Schedule is amended by revising the Scheduled Delivery Dates for the xxxxxx and adding Scheduled Delivery Dates for the xxxxxx Aircraft.

P.A. Page C-1 - (FSR  Term)
The term for the FSR is amended from xxxxxx to xxxxxx.

P.A. page C-24 - NOTE 1: Revision Service
The term for the revision services is amended from xxxxxx following the Delivery Date of Buyer's first Aircraft.

Letter Agreement No. 001
Letter Agreement No. 001 is hereby deleted and replaced with Letter Agreement No. 001A to incorporate changes to reflect the xxxxxx of the credit memorandum to be issued for the xxxxxx Aircraft and to provide a xxxxxx credit memorandum for the xxxxxx Aircraft.

Letter Agreement No. 009 page 2
Letter Agreement No. 009 is amended to reflect that it shall not apply to the xxxxxx credit memorandum provided for the Aircraft set forth in Article 3.0 of Letter Agreement No. 001A.
Notwithstanding Article 5.1 of the Agreement, Buyer confirms that it has not yet made a deposit of xxxxxx for the Fourth, Fifth, and Sixth Aircraft, totaling a further xxxxxx. This deposit shall be made by Buyer to Bombardier on or before October 1, 1999.

This CCO No. 1 is conditional upon Buyer receiving approval from its Board of Directors xxxxxx (the "Approval Date"). In the event that the Board of Directors does not approve the execution of this CCO No. 1, together with CCO No. 15 to Purchase Agreement No. 0350, by the Approval Date, Buyer may terminate this CCO No. 1, together with CCO No. 15 to Purchase Agreement No. 0350, by giving written notice to Bombardier of its intention to do so by such Approval Date. Should Buyer fail to notify Bombardier by the Approval Date, this CCO No. 1, together with CCO No. 15 to Purchase Agreement No. 0350, shall become unconditionally valid and binding.


EXCEPT AS SET FORTH ABOVE OR IN THE ATTACHMENTS HERETO, ALL OTHER
TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

Bombardier Inc.                         Atlantic Coast Airlines
Bombardier Aerospace
Regional Aircraft

Signed:  __________________________
                                        Signed:______________________


Date:     __________________________    Date:________________________

                             APPENDIX II

                          DELIVERY SCHEDULE
x    First Aircraft          xxxxxx
x    Second Aircraft         xxxxxx
x    Third Aircraft          xxxxxx
xx   Fourth Aircraft         xxxxxx
xx   Fifth Aircraft          xxxxxx
xx   Sixth Aircraft          xxxxxx

                        CUSTOMER   SUPPORT SERVICES

ANNEX A -      TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND
               TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1       Factory Service

Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2       Field Service Representative

1.2.1     Services

Bombardier shall assign one (1) Field Service Representative ("FSR") to Buyer's main base of operation or other location as may be mutually agreed.

1.2.2     Term

x Such assignment shall be for xxxxxx, and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.

1.2.3     Responsibility

  The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by
    Buyer's designated personnel ("FSR Services"). TECHNICAL DATA
                            REGIONAL JET

ITEM              DOC            CONF MEDIUM  QTY   REV  DEL ATA REMARKS
1.  AIRCRAFT MAINTENANCE MANUAL   G    1, 2  xxxxxx  Y   PTD  Y
    (AMM)
2.  ILLUSTRATED PARTS             G    1, 2  xxxxxx  Y   PTD  Y
    MANUAL/CATALOG (IPC)
3.  STRUCTURAL REPAIR MANUAL      G    1, 2  xxxxxx  Y   PTD  Y
    (SRM)
4.  COMPONENT MAINTENANCE MANUAL  G    1, 2  xxxxxx  Y   PTD  Y
    (CMM)
5.  POWER PLANT BUILD-UP MANUAL   G    1, 2  xxxxxx  Y   PTD  Y
6.  WIRING DIAGRAM MANUAL         C    1, 2  xxxxxx  Y   PTD  Y
7.  ILLUSTRATED TOOL & EQUIPMENT  G    1, 2  xxxxxx  Y   PTD  Y
    MANUAL (ITEM)
8.  SERVICE BULLETINS             G    1     xxxxxx  S   PTD  Y  SEE NOTE 2
9.  NON DESTRUCTIVE TEST MANUAL   G    1     xxxxxx  Y   PTD  Y
    (NDT)
10. MAINTENANCE PROGRAM DOCUMENT  G    1     xxxxxx  S   PTD  Y  SEE NOTE 3
    (MPD)
11. FAA OR DOT AIRPLANE FLIGHT    C    1     xxxxxx  S   ATD  N
    MANUAL (AFM)
12. WEIGHT & BALANCE MANUAL       G    1     xxxxxx  Y   ATD  Y
13. MASTER MINIMUM EQUIPMENT LIST G    1     xxxxxx  S   ASAP N
    (MMEL)
14. QUICK REFERENCE HANDBOOK      C    1     xxxxxx  S   ATD  N
15. FLIGHT CREW OPERATING MANUAL  C    1     xxxxxx  S   ATD  N  SEE NOTE 1
    (FCOM)
16. MAINTENANCE TASK CARDS        C    3     xxxxxx  S   PTD  N
17. ACCESS PANELS AND             G    1     xxxxxx  N   PTD  N
    DOORS/COMPONENT LOCATION
    MANUAL
18. FLIGHT PLANNING & CRUISE      G    1     xxxxxx  S   ASAP N
    CONTROL MANUAL
19. AIRCRAFT CHARACTERISTICS FOR  G    1     xxxxxx  N   ASAP N  SEE NOTE 4
    AIRPORT PLANNING
20. ON-BOARD WIRING DIAGRAM BOOK  C    3     xxxxxx  N   ATD  N  SEE NOTE 5
21. MAINTENANCE FACILITIES &      G    1     xxxxxx  S   ASAP N
    EQUIPMENT PLANNING MANUAL
22. SYSTEM SCHEMATIC MANUAL (SSM) G    1, 2  xxxxxx  Y   ATD  Y  SEE NOTE 1
23. PASSENGER INFORMATION SHEET   G    3     xxxxxx  S   ATD  N  SEE NOTE 6
24. PILOT CHECKLIST               C    4     xxxxxx  S   ATD  N
25. CRASH CREW CHART              G    4     xxxxxx  S   ATD  N
26. DISPATCH DEVIATION GUIDE      G    1     xxxxxx  S   PTD  N

NOTE 1: REVISION SERVICE

A. Revision services shall be available without charge for xxxxxx following the Delivery Date of Buyer's first Aircraft. Subsequent revision service shall be provided dependent upon incorporation of Bombardier issued Service Bulletins.

B.   Revisions to the Technical Data to reflect the Aircraft at
     Delivery  Date shall be provided to Buyer within  six  (6)
     months  following  the  Delivery  Date  of  each  of   the
     Aircraft, respectively.

C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins in a regular revision following formal notification by Buyer that such Service Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

September 24, 1999

Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 001A to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement" between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of six (6) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 001A dated September 24, 1999 cancels and supersedes Letter Agreement No. 001 dated July 29, 1999.

Subject:       Credit Memoranda

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement for the purchase of six (6) Aircraft (and for the exercise of any Option Aircraft (as defined in Letter Agreement No. 003)), Bombardier will issue to Buyer, upon delivery and payment of the price of the Aircraft in accordance with the Agreement,

     (i)   for  each  of  the  xxxxxx Aircraft  (including  any
     delivered Option Aircraft),   a credit memorandum  in  the
     amount of  xxxxxx; and

     xxxxxx

3.0 In consideration of Buyer having entered into the above referenced Agreement, Bombardier will issue to Buyer, upon delivery and payment of the price of the Aircraft in accordance with the Agreement, for each of the xxxxxx Aircraft (excluding any delivered Option Aircraft), a xxxxxx credit memorandum in the amount of xxxxxx .

4.0 xxxxxx The credit memorandum will xxxxxx be adjusted on the same pro-rata percentage calculation as other aircraft price changes due to changes in the Specification or Buyer selected optional features as otherwise provided for in this Agreement. The credit memorandum, as adjusted, will collectively be known as the "Credit Memoranda".

5.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, except as required for financing purposes in accordance with Letter Agreement No. 004 (Financing) and except as part of an assignment of the Agreement as expressly permitted in Article 20 of the Agreement, without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,

BOMBARDIER INC.

________________________                Date:_____________
Scott Preece
Director, Contracts

Acknowledged and Accepted

Atlantic Coast Airlines

________________________                Date:_____________
Name:
Title:

Attachment No. 5 to C.C.O. No. 2 dated August 2, 2000
Letter Agreement 009
Reconciliation

xxxxxx

3.0 xxxxxx

4.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement (in whole not in part) expressly permitted under Article 20 of the Agreement and otherwise such consent shall not be unreasonably withheld.

6.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.


                        CONTRACT CHANGE ORDER


PURCHASER: Atlantic Coast Airlines

PURCHASE AGREEMENT NO.:  RJ-0454 (the "Agreement")AIRCRAFT TYPE: CRJ

C.C.O. NO                 2      DATED: August 2, 2000

PAGES:                    27


REASON FOR CHANGE

To amend the Agreement to: (i) give effect to the exercise by Buyer of seventeen (17) Option Aircraft and provide Buyer with thirteen
(13) incremental Aircraft and thereby increase the order to thirty-six (36) firm Aircraft, (ii) revise the payment terms for the Aircraft, (iii) revise the amount of the credit memorandum applicable to the Aircraft, (iv) provide Buyer with an additional xxxxxx credit memorandum for the Aircraft, (v) provide Buyer with an additional forty (40) Option Aircraft, subject to certain conditions, (vi) provide that Letter Agreement No. 009 (Reconciliation) shall be applicable to the additional xxxxxx credit memorandum for the Aircraft as provided herein, (vii) amend the Assignment Letter Agreement to reconfirm assignability to "Newco", subject to certain conditions and to confirm assignability to Atlantic Coast Jet, Inc xxxxxx subject to certain conditions, (viii) note that a credit has been provided by Bombardier with respect to the complex paint scheme in Buyer Selected Optional Features resulting in this option being provided at xxxxxx, (ix) extend the term of the FSR due to the additional thirty (30) Aircraft being acquired, (x) extend the term of the revision services due to xxxxxx, and (xi) amend Article 4 of Letter Agreement No. 005 to clarify the procedure by which Buyer xxxxxx

PAGES TO BE SUBSTITUTED             NEW/REVISED PAGES
Purchase Agreement page 12-12a      Attachment 1 to CCO No. 2
Purchase Agreement page no. 52      Attachment 2 to CCO No. 2
Purchase Agreement page no. C-1     Attachment 3 to CCO No. 2
Purchase Agreement page no. C-24    Attachment 4 to CCO No. 2
Letter Agreement No. 001B           Attachment 5 to CCO No. 2
Letter Agreement No. 002A           Attachment 6 to CCO No. 2
Letter Agreement No. 004 pages 1&3  Attachment 7 to CCO No. 2
Letter Agreement No. 005 page 3     Attachment 8 to CCO No. 2
Letter Agreement No. 006 page 2     Attachment 9 to CCO No. 2
Letter Agreement No. 009 page 2     Attachment 10 to CCO No. 2
Letter Agreement No. 012            Attachment 11 to CCO No. 2

DESCRIPTION OF CHANGE:

P.A. and all Letter Agreements
All references to six (6) Aircraft are hereby changed to refer to thirty-six (36) Aircraft.

P.A. Page 12 - Article 5.2 (Payment)
Article 5 - Payment is amended to reflect the acknowledgement of a deposit for xxxxxx Aircraft only and to change the payment terms for the Aircraft from xxxxxx of the Aircraft Base Price less the deposit at each of xxxxxx prior to the Scheduled Delivery Date of xxxxxx to the following: xxxxxx

P.A. Page 52 - Appendix II (Delivery Schedule)
The Delivery Schedule is amended to add the seventeen (17) Option
Aircraft being exercised and the thirteen (13) incremental Aircraft being purchased.

P.A. Page C-1 - (FSR  Term)
The term for the FSR is amended from xxxxxx due to the exercise of the seventeen (17) Option Aircraft and the purchase of thirteen (13) incremental Aircraft.

P.A. page C-24 - NOTE 1: Revision Service
The term for the revision services is amended from xxxxxx following the Delivery Date of Buyer's first Aircraft.

P.A. Appendix IV - Buyer Selected Optional Features
It is hereby noted that xxxxxx for CR Ref. N 11-300 resulting in this optional feature being incorporated on the Aircraft xxxxxx as it is shown in Appendix IV of the Agreement.

In addition, Bombardier agrees that `CR N 34-335 FMS - Single, ACARS Capable' will replace 'CR N 34-330 FMS - Single (collins FMS-4200)', and the xxxxxx shall be incorporated into the Aircraft, subject to Bombardier's lead times and xxxxxx CRN 34-335 shall appear in Appendix IV to the Agreement xxxxxx CR N 34-330 and such change will be reflected in a Contract Change Order to be finalized by the parties.

Letter Agreement No. 001 - (Credit Memorandum)
Letter Agreement No. 001A is hereby deleted and replaced with Letter Agreement No. 001B to incorporate changes to reflect the xxxxxx of the credit memorandum to be issued for the Aircraft and to delete
Article 3.0 referring to the xxxxxx for the xxxxxx Aircraft.

Letter Agreement No. 002 - (Assignment)
Letter Agreement No. 002 is hereby amended by deleting reference to ""up to three (3) of the Aircraft (Aircraft 1-3)" and replacing it with "the Aircraft" and to reconfirm assignability to "Newco", subject to certain conditions, and to confirm assignability to Atlantic Coast Jet, Inc.xxxxxx, subject to certain conditions.

Letter Agreement No. 003 - (Option Aircraft)
Letter Agreement No. 003 is no longer applicable and is hereby canceled. (New Option Aircraft Letter Agreement (LA 12) introduced below).

Letter Agreement No. 004 - (Financing)
Letter Agreement No. 004 is hereby amended by deleting reference to "xxxxx and replacing it with xxxxx" In addition, Article 4.0 is amended to provide that the xxxxxx.

Letter Agreement No. 005 - Additional Customer Support
Article 4.0 of Letter Agreement No. 005 is amended to provide a procedure by which Buyer xxxxxx
Letter Agreement No. 006 - (xxxxxx Credit)
Letter Agreement No. 006 is hereby amended to add an additional xxxxxx credit memorandum in the amount of xxxxxx for each of the delivered Aircraft.
Letter Agreement No. 009 - (Reconciliation)
Letter Agreement No. 009 is hereby amended to provide that its terms are applicable to the additional xxxxxx credit memorandum provided for the Aircraft as set forth in the above paragraph and to provide for the xxxxxx.

Letter Agreement No. 012 - (Additional Option Aircraft)
Letter Agreement No. 012 is introduced to provide Buyer with an additional forty (40) Option Aircraft, on terms and conditions provided therein. Notwithstanding the Delivery Schedule, as amended, prior to this CCO No. 2 becoming a firm agreement for the Conditional Aircraft, Bombardier agrees to provide xxxxxx

xxxxxx

For the purposes of clarity, upon receipt by Buyer of xxxxxx and prompt notification thereof to Bombardier, subject to the completion of the second condition precedent as set forth in the following paragraph, and the receipt by Buyer of Buyer Board Approval as described below, this CCO No. 2 and CCO No. 17 to PA 350 shall be in full force and effect and shall no longer be conditional.

Buyer's acceptance of the Conditional Aircraft is further conditioned upon xxxxxxx of the Conditional Aircraft, on terms satisfactory to Buyer, within xxxxxx from the date of execution of this CCO No. 2. Notice provisions will be as provided for the United Approval condition set forth above.

It is understood by the parties that Buyer has the right to increase the number of firm Aircraft purchased pursuant to this CCO No. 2 by up to an additional xxxxxx Aircraft on or before December 31, 2000 on the same terms and conditions for Aircraft as set forth in this Agreement, by providing written notice to Bombardier, in which case: (i) the delivery positions for such additional firm Aircraft shall be the delivery positions for the first equivalent number of Option Aircraft as set forth in Attachment 11 hereto; (ii) Buyer shall be granted an equivalent number of new Option Aircraft pursuant to Attachment 11 such that Buyer retains a total of forty
(40) Option Aircraft on the same terms and conditions as for the initial 40 Option Aircraft; (iii) the delivery positions for such new Option Aircraft shall be the delivery positions for the first equivalent number of Additional Option Aircraft as set forth in Attachment 11; and (iv) Buyer shall be granted an equivalent number of Additional Option Aircraft delivery positions pursuant to Attachment 11 commencing in xxxxxx for the Additional Option Aircraft after the above adjustments to delivery xxxxxx have occurred at the rate of xxxxxx.

Should any of the Conditional Aircraft be terminated or increased as provided above, the parties will amend the Agreement as well as purchase agreement No. PA-0350 to adjust all terms for the revised number of Aircraft, using the same methodology and formulas as was utilized by CCO No. 17 to PA 350 and by this CCO No. 2.

This CCO No. 2 is conditional upon Buyer receiving approval from its Board of Directors ("Buyer Board Approval") xxxxxx (the "Buyer Board Approval Date"). In the event that the Board of Directors does not approve the execution of this CCO No. 2, together with CCO No. 17 to PA 350, by the Buyer Board Approval Date, Buyer may terminate this CCO No. 2, together with CCO No. 17 to PA 350, by giving written notice to Bombardier of its intention to do so by such Buyer Board Approval Date. Should Buyer fail to notify Bombardier by the time specified above, this CCO No. 2, together with CCO No. 17 to PA 350, shall become unconditionally valid and binding.

Except for the Buyer Board Approval, which is a condition precedent to this CCO No. 2 and CCO No. 17 to PA 350, Buyer will be obligated to purchase the xxxxxx, as defined in and subject to terms of purchase agreement No. PA-0454 as amended by the agreed terms of this CCO No. 2 and CCO No. 17 to PA 350.

Except for the United Approval, Buyer Board Approval and Buyer reaching agreement with certain vendors as set forth above, all of which are conditions precedent to this CCO No. 2 and CCO No. 17 to PA 350, Buyer will be obligated to purchase the Conditional Aircraft subject to the terms of the Agreement as amended by the agreed terms of this CCO No. 2 and CCO No. 17 to PA 350.

EXCEPT AS SET FORTH ABOVE OR IN THE ATTACHMENTS HERETO, ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:
Bombardier Inc.                         Atlantic Coast Airlines

Bombardier Aerospace
Regional Aircraft
Signed:  __________________________     Signed:______________
Date:     _________________________     Date:_______________


Attachment No. 1 to C.C.O. No. 2 dated August 2, 2000

 ARTICLE 5  -  PAYMENT

x5.1     Bombardier  acknowledges  having  previously  received   a
         deposit of xxxxxx for each of the xxxxxx Aircraft (the xxxxx Aircraft) xxxxxx, totaling xxxxxx.

x5.2     Advance Payment

x5.2.1   xxxxxx

xx5.2.2  xxxxxx

x5.2.3 In addition, Buyer shall make payment or cause payment to be made for each firm Aircraft as follows:

         xxxxxx

x        All payments referred to in paragraphs 5.2.3 (b), (c) and
         (d) above are to be made on the first day of the applicable month.

5.3      Payment Terms

         On or before the Delivery Date Bombardier shall have received in full the amount of the Aircraft Purchase Price of such Aircraft less the amount of the applicable Credit Memorandum as set out in Letter Agreement No. 1, which will be credited by Bombardier toward the Aircraft Purchase Price (said amount being the "Net Aircraft Purchase Price").

5.4 Subject to the provisions of Article 9.9 hereof, should Buyer fail to make any of the aforementioned payments on or before the stipulated date and Buyer does not correct the default within a period of thirty (30) days thereafter, this Agreement shall automatically terminate and Bombardier shall have no further obligation to Buyer under this Agreement, including the obligation to proceed further with the manufacture of the Aircraft on behalf of Buyer or the sale and/or delivery of the Aircraft to Buyer. Bombardier shall have the option (but not the obligation) of waiving such termination should Buyer make arrangements satisfactory to Bombardier for such payment and all future payments within ten (10) calendar days of Buyer's default.

                             APPENDIX II

                          DELIVERY SCHEDULE

          First Aircraft            xxxxxx
xx        Second Aircraft           xxxxxx
xx        Third Aircraft            xxxxxx
xx        Fourth Aircraft           xxxxxx
          Fifth Aircraft            xxxxxx
          Sixth Aircraft            xxxxxx
xx        Seventh Aircraft          xxxxxx
xx        Eighth Aircraft           xxxxxx
          Ninth Aircraft            xxxxxx
xx        Tenth Aircraft            xxxxxx
xx        Eleventh Aircraft         xxxxxx
          Twelfth Aircraft          xxxxxx
xx        Thirteenth Aircraft       xxxxxx
          Fourteenth Aircraft       xxxxxx
          Fifteenth Aircraft        xxxxxx
xx        Sixteenth Aircraft        xxxxxx
xx        Seventeenth Aircraft      xxxxxx
xx        Eighteenth Aircraft       xxxxxx
xx        Nineteenth Aircraft       xxxxxx
xx        Twentieth Aircraft        xxxxxx
xx        Twenty-first Aircraft     xxxxxx
xx        Twenty-second Aircraft    xxxxxx
xx        Twenty-third Aircraft     xxxxxx
xx        Twenty-fourth Aircraft    xxxxxx
xx        Twenty-fifth Aircraft     xxxxxx
xx        Twenty-sixth Aircraft     xxxxxx
xx        Twenty-seventh Aircraft   xxxxxx
xx        Twenty-eighth Aircraft    xxxxxx
xx        Twenty-ninth Aircraft     xxxxxx
xx        Thirtieth Aircraft        xxxxxx
xx        Thirty-first Aircraft     xxxxxx
xx        Thirty-second Aircraft    xxxxxx
xx        Thirty-third Aircraft     xxxxxx
xx        Thirty-fourth Aircraft    xxxxxx
xx        Thirty-fifth Aircraft     xxxxxx
xx        Thirty-sixth Aircraft     xxxxxx

                     CUSTOMER SUPPORT SERVICES


ANNEX A - TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND
          TECHNICAL DATA


The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1    Factory Service

       Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2    Field Service Representative

1.2.1  Services

       Bombardier shall assign one (1) Field Service Representative ("FSR") to Buyer's main base of operation or other location as may be mutually agreed.

1.2.2  Term

x Such assignment shall be for xxxxxx, and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft. At Buyer's request, the term shall begin upon the expiration of the term of Buyer's right to assignment of an FSR pursuant to purchase agreement No. PA-0350. The FSR assignment may be extended on terms and conditions to be mutually agreed.

1.2.3  Responsibility

       The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").


                           TECHNICAL DATA
                            REGIONAL JET

ITEM              DOC             CONF MEDIUM QTY  REV DEL ATA REMARKS
1.  AIRCRAFT MAINTENANCE MANUAL    G    1,2  xxxxxx Y  PTD  Y
    (AMM)
2.  ILLUSTRATED PARTS              G    1,2  xxxxxx Y  PTD  Y
    MANUAL/CATALOG (IPC)
3.  STRUCTURAL REPAIR MANUAL       G    1,2  xxxxxx Y  PTD  Y
    (SRM)
4.  COMPONENT MAINTENANCE MANUAL   G    1,2  xxxxxx Y  PTD  Y
    (CMM)
5.  POWER PLANT BUILD-UP MANUAL    G    1,2  xxxxxx Y  PTD  Y
6.  WIRING DIAGRAM MANUAL          C    1,2  xxxxxx Y  PTD  Y
7.  ILLUSTRATED TOOL & EQUIPMENT   G    1,2  xxxxxx Y  PTD  Y
    MANUAL (ITEM)
8.  SERVICE BULLETINS              G    1    xxxxxx S  PTD  Y  SEE NOTE 2
9.  NON DESTRUCTIVE TEST MANUAL    G    1    xxxxxx Y  PTD  Y
    (NDT)
10. MAINTENANCE PROGRAM DOCUMENT   G    1    xxxxxx S  PTD  Y  SEE NOTE 3
    (MPD)
11. FAA OR DOT AIRPLANE FLIGHT     C    1    xxxxxx S  ATD  N
    MANUAL (AFM)
12. WEIGHT & BALANCE MANUAL        G    1    xxxxxx Y  ATD  Y
13. MASTER MINIMUM EQUIPMENT LIST  G    1    xxxxxx S  ASAP N
    (MMEL)
14. QUICK REFERENCE HANDBOOK       C    1    xxxxxx S  ATD  N
15. FLIGHT CREW OPERATING MANUAL   C    1    xxxxxx S  ATD  N  SEE NOTE 1
    (FCOM)
16. MAINTENANCE TASK CARDS         C    3    xxxxxx S  PTD  N
17. ACCESS PANELS AND              G    1    xxxxxx N  PTD  N
    DOORS/COMPONENT LOCATION
    MANUAL
18. FLIGHT PLANNING & CRUISE       G    1    xxxxxx S  ASAP N
    CONTROL MANUAL
19. AIRCRAFT CHARACTERISTICS FOR   G    1    xxxxxx N  ASAP N  SEE NOTE 4
    AIRPORT PLANNING
20. ON-BOARD WIRING DIAGRAM BOOK   C    3    xxxxxx N  ATD  N  SEE NOTE 5
21. MAINTENANCE FACILITIES &       G    1    xxxxxx S  ASAP N
    EQUIPMENT PLANNING MANUAL
22. SYSTEM SCHEMATIC MANUAL (SSM)  G    1,2  xxxxxx Y  ATD  Y  SEE NOTE 1
23. PASSENGER INFORMATION SHEET    G    3    xxxxxx S  ATD  N  SEE NOTE 6
24. PILOT CHECKLIST                C    4    xxxxxx S  ATD  N
25. CRASH CREW CHART               G    4    xxxxxx S  ATD  N
26. DISPATCH DEVIATION GUIDE       G    1    xxxxxx S  PTD  N

NOTE 1:REVISION SERVICE

x    A.   Revision   services   shall   be   available  without
          charge for xxxxxx following the Delivery Date of Buyer's first Aircraft. Subsequent revision service shall be provided dependent upon incorporation of Bombardier issued Service Bulletins.

     B. Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within six (6) months following the Delivery Date of each of the Aircraft, respectively.

     C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins in a regular revision following
          formal   notification  by  Buyer  that  such  Service
          Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

August 02, 2000

Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 001B to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement" between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-six (36) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 001B dated August 02, 2000 cancels and supersedes Letter Agreement No. 001A dated September, 24,
1999.

Subject:       Credit Memoranda

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement for the purchase of thirty-six (36) Aircraft, Bombardier will issue to Buyer, upon delivery and payment of the price of the Aircraft in accordance with the Agreement, a credit memorandum in the amount of xxxxxx.

3.0 xxxxxx The credit memorandum will xxxxxx be adjusted on the same pro-rata percentage calculation as other aircraft price changes due to changes in the Specification or Buyer selected optional features as otherwise provided for in this Agreement. The credit memorandum, as adjusted, will collectively be known as the "Credit Memoranda".

4.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, except as required for financing purposes in accordance with Letter Agreement No. 004 (Financing) and except as part of an assignment of the Agreement as expressly permitted in Article 20 of the Agreement, without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,

BOMBARDIER INC.



________________________                Date:_____________
H. Anne Woodyatt
Director, Contracts


Acknowledged and Accepted

Atlantic Coast Airlines


________________________                Date:_____________
Name:
Title:

August 2, 2000


Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 002A to Purchase Agreement No. PA-0454 dated
July 29, 1999 (the "Agreement" between Bombardier Inc.
("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-six (36) Canadair Regional Jet Aircraft (the
"Aircraft")

This Letter Agreement No. 002A dated August 02, 2000 cancels and supersedes Letter Agreement No. 002 dated July 29, 1999.

Subject:  Assignment

Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with respect to the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 Buyer shall have the right to assign its right to purchase and to lease any or all of the Aircraft to a new corporation to be formed in the U.S. ("Newco") subject to:

     (i) Newco shall be a U.S. citizen and an entity in which Buyer has at the time of the assignment a controlling interest;

     (ii) section 1110 of the U.S. Bankruptcy Code applies;

     (iii) the provisions of Articles 20.1, 20.2, 20.3 of the Agreement

     (iv) the condition that all financings will either be the direct obligation of Buyer or guaranteed by Buyer; and

     (v) additional reasonable terms and conditions required due to the different structure of the transaction and aircraft operations following disclosure and due diligence of the transaction envisaged.

2.0 Subject to the satisfaction of the foregoing, the assignment pursuant to section 1.0 hereof shall then be an assignment permitted pursuant to the terms of Article 20 of the Agreement, such that Newco will be entitled to all individual Aircraft benefits and obligations as contained in the Agreement. xxxxxx

3.0 Notwithstanding the provisions of Article 20 of the Agreement, paragraph 3.0 of Letter Agreement 006, or any other terms of the  Agreement or any Letter Agreement limiting  the  right  to
     Assignment, Buyer shall have the right to assign its right to purchase and to lease any or all of the Aircraft, and all rights pertaining thereto pursuant to this Agreement, and/or may sell any of the Aircraft or assign the leases of any of the Aircraft, to Atlantic Coast Jet, Inc. a Delaware corporation ("ACJet"). ACJet, as assignee, will be entitled to all individual Aircraft benefits and obligations as contained in this Agreement including all Letter Agreements, and Buyer shall have no further claim with respect to such assigned benefits. The assignment of an Aircraft fleet benefits is approved, provided that ACJet is a wholly owned subsidiary or affiliate of Buyer at the time of assignment, and provided that if the liabilities of Bombardier are increased as a result of ACJet operating any of the Aircraft separate from Buyer, appropriate adjustments will be made as mutually agreed by the parties on a case by case basis. In the event that in the future ACJet ceases to be a wholly owned subsidiary or affiliate of Buyer, ongoing rights and obligations under Aircraft fleet benefits and obligations will be mutually agreed by the parties on a case by case basis, xxxxxx

4.0 Notwithstanding the provisions of Article 20 of the Agreement, paragraph 3.0 of Letter Agreement 006, or any other terms of the Agreement or any Letter Agreement limiting the right to Assignment, Buyer shall have the right to assign its right to purchase and to lease any or all of the Aircraft, and all rights pertaining thereto pursuant to this Agreement, and/or may sell any of the Aircraft or assign the leases of any of the Aircraft, to xxxxxx Any of such assignees will be entitled to all individual Aircraft benefits and obligations as contained in this Agreement including all Letter Agreements, and Buyer shall have no further claim with respect to such assigned benefits and obligations. xxxxxx, the assignability or the extent thereof of any Aircraft fleet benefits and obligations or total transaction concessions provided to Buyer pursuant to the Agreement, will be mutually agreed by the parties on a case by case basis.

5.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

Yours very truly,

BOMBARDIER INC.
H. Anne Woodyatt
Director, Contracts

Acknowledged and Accepted

Atlantic Coast Airlines

Kerry B. Skeen
President & C.E.O.



July 29, 1999
Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166

Gentlemen,

x Letter Agreement No. 004 to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-six (36) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:       Financing

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

     1.1 This Letter Agreement describes the general terms and conditions of the financing assistance to be provided by Bombardier to Buyer. xxxxxx

2.3  xxxxxx

3.0  xxxxxx

x4.0 xxxxxx

5.0  In the event of the termination of the Agreement pursuant to
     Article 16.1 or 16.2 as a result of a default or breach of this Agreement by Buyer, this Letter Agreement shall become automatically null and void with respect to any undelivered
     Aircraft.

6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement.

     xxxxxx

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement.

6.0  This Letter Agreement constitutes an integral part of  the
     Agreement   and  subject  to  the  terms  and   conditions
     contained therein.

x   7.0    In  the  event of the Termination of the  Agreement,
     this Letter Agreement shall become automatically null and void with respect to undelivered Aircraft.


Attachment No. 9 to C.C.O. No. 2 dated August 2, 2000
Letter Agreement 006
Spares Credit

xx  3.0   In consideration of Buyer having entered into the above
     referenced Agreement, Bombardier will issue to Buyer, upon delivery and payment of the price of each of the Aircraft in accordance with the Agreement, a xxxxxx credit memorandum in the amount of xxxxxx (the "Additional xxxxxx Credit Memorandum"). No adjustment in the Credit Memorandum as identified in Letter Agreement No. 1 will be made in exchange for the issuance of this Additional xxxxxx Credit Memorandum. xxxxxx

x   4.0   The provisions of this Letter Agreement are personal to
     Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted in Article 20 of the Agreement.

x   5.0   This Letter Agreement constitutes an integral part of the
     Agreement and subject to the terms and conditions contained therein.

x   6.0   In the event of the Termination of the Agreement, this
     Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.


Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.


________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts

Acknowledged and Accepted

Atlantic Coast Airlines


________________________                Date:_____________
Kerry B. Skeen
President & C.E.O.


Attachment No. 10 to C.C.O. No. 2 dated August 2, 2000
Letter Agreement 009
Reconciliation

x    xxxxxx

x3.0 xxxxxx

4.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement (in whole not in part) expressly permitted under Article 20 of the Agreement and otherwise such consent shall not be unreasonably withheld.

6.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

August 02, 2000

Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 012 to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement"), as amended, between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-six (36) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:       Additional Option Aircraft

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement, Bombardier will grant to Buyer the right to purchase forty (40) Aircraft (the "Option Aircraft") in accordance with the following general conditions:

     (a)  Number of Option Aircraft

          The Scheduled Delivery Dates of the Option Aircraft are follows:

          xxxxxx

N.B. Notwithstanding the Delivery Schedule, as amended, prior to CCO No. 2 becoming a firm agreement for the Conditional Aircraft, Bombardier agrees to provide xxxxxx delivery positions for the Option Aircraft in xxxxxxx,with a corresponding reduction in delivery positions for the Option Aircraft xxxxxx and a
corresponding  advancement  of  xxxxxxx  Option  Aircraft   delivery
positions.

     (b)  Terms

(i) The Option Aircraft will be as described in Article 2 of the Agreement.

(ii) (a) The base price for each of the Option Aircraft (excluding the Buyer Selected Optional Features) Ex Works (Incoterms 1990) Bombardier's offices or premises in Montreal, Province of Quebec, Canada, is xxxxxx

     (b)   The  base price of the Buyer Selected  Optional
           Features is xxxxxx

           The Option Aircraft base price shall be the base price for the Option Aircraft as stated in paragraph
           (b)(ii)(a) above, plus the base price of the Buyer Selected Optional Features as stated in paragraph
           (b)(ii)(b) above (the "Option Aircraft Base Price"). The price of the Option Aircraft (the "Option Aircraft Purchase Price") shall be the Option Aircraft Base Price adjusted to xxxxxx

(iii) As consideration for this option, Buyer shall make or cause to make payment to Bombardier xxxxxx per Option Aircraft (the "Option Deposit") upon execution of CCO No. 2, for a total amount of xxxxxx The amount of xxxxxx.

(iv) Unless expressly provided for in the Agreement, the terms and conditions of the Agreement (including Letter Agreements, except as noted below) shall apply mutatis mutandis to the Option Aircraft, with the exception that the provisions with respect to Annex A training courses as specified in Article 3.2.4 of the Agreement (Flight Attendant Courses), shall not apply to the Option Aircraft.

(v) The following Letter Agreement shall not apply to the Option Aircraft and is hereby excluded:

        Letter  Agreement  No.  012  (Additional  Option Aircraft)

(vi) Letter Agreement No. 008A (Schedule Completion Rate), Letter Agreement No. 009E (Airframe Direct Maintenance Cost) and Letter Agreement No. 006 (Operational Restrictions) of purchase agreement no. RJ-0350 dated January 8, 1997, as amended through CCO No. 17 to such purchase agreement, shall apply mutatis mutandis to the Option Aircraft, with specific terms for Option Aircraft as set out therein.

(vii) Option Aircraft will receive pricing and credit memoranda as provided for the Aircraft, including the credit memoranda specified in paragraph 2.0 of Letter Agreement No. 001B (Credit Memoranda), and the Additional xxxxxx Credit Memorandum specified in paragraph 3.0 of Letter Agreement 006 (Spares Credit).

     (c)  Option Aircraft Payment Terms

          Terms of payment for each of the Option Aircraft shall be as set forth for the Aircraft in Article 5.2 of the Agreement as amended by CCO No. 2 (and attached thereto as Attachment 1) with the exception that the xxxxxx payments required pursuant to Article 5.2.3 (a) and (b) with respect to the firm Aircraft shall be paid by Buyer for each of the Option Aircraft xxxxxx the Scheduled Delivery Date of the applicable Aircraft .

     (d)  Exercise Procedures

          Timing and procedures for the exercise of Option Aircraft shall be as follows:

(i) The Option Aircraft will be exercised as individual aircraft, with Buyer providing written notice of its intention to do so ("Notice of Intention") xxxxxx the first day of the month of the Scheduled Delivery Date of the applicable Option Aircraft, at which point the Option Deposit for the applicable Option Aircraft will become non-refundable, and a definitive irrevocable, written exercise xxxxxx the first day of the month of the Scheduled Delivery Date of the applicable Option Aircraft.

(ii) Additional Option Aircraft. Upon receipt of Buyer's definitive irrevocable written exercise of any Option Aircraft or Buyer's failure to exercise an Option Aircraft at the required time, Buyer shall be granted a right to purchase an additional Option Aircraft (an "Additional Option Aircraft"), the xxxxxx of which will have delivery positions at the rate of xxxxxx commencing in the xxxxxx of the Option Aircraft, as may have been adjusted. The subsequent Additional Option Aircraft will have delivery positions to be provided by Bombardier subject to availability taking into account Bombardier's then production rate and commitments. The terms and conditions for the Additional Option Aircraft will be the same as those for the Option Aircraft with the following exceptions: xxxxxx

3.0 Bombardier will, upon payment for and delivery of each Option Aircraft, xxxxxx, extend the term of Article 1.2.2 of Annex A of the Agreement (the Field Service Representative ("FSR")) by xxxxxx.

4.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Option Aircraft or Additional Option Aircraft in accordance with the terms and conditions hereof.

7.0 The provisions of this Letter Agreement are personal to Buyer and, except as part of an assignment of the Agreement as expressly permitted by the provisions in Article 20 of the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,

BOMBARDIER INC.
________________________                Date:_____________

H. Anne Woodyatt
Director, Contracts
Acknowledged and Accepted

ATLANTIC COAST AIRLINES
________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.

                        CONTRACT CHANGE ORDER



PURCHASER:              Atlantic Coast Airlines

PURCHASE AGREEMENT NO.: PA-0454 (the "Agreement") AIRCRAFT TYPE: CRJ

C.C.O. NO.:             3                         DATED:
December 6, 2000

PAGES:                  8


REASON FOR CHANGE

To amend the Agreement to provide Buyer with a revised Option
Aircraft delivery schedule and a new rate for delivery of the Additional Option Aircraft.

PAGES TO BE SUBSTITUTED             NEW/REVISED PAGES

Letter Agreement No. 012A           Attachment No. 1 to CCO No. 3


DESCRIPTION OF CHANGE:

Letter Agreement No. 012A - (Additional Option Aircraft)

Letter Agreement No. 012 is hereby deleted and replaced in its entirety by Letter Agreement No.012A to (i) provide Buyer with a revised Option Aircraft delivery schedule for the forty (40) Option Aircraft by adding xxxxxx, (ii) xxxxxx, and (iii) xxxxxx

EXCEPT AS SET FORTH ABOVE OR IN THE ATTACHMENTS HERETO, ALL OTHER
TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

FOR AND ON BEHALF OF:                FOR AND ON BEHALF OF:

Bombardier Inc.                      Atlantic Coast Airlines
Bombardier Aerospace
Regional Aircraft



Signed:  "Scott Preece"              Signed:  "Richard Kennedy"
Scott Preece                         Name:     Richard Kennedy
Manager, Contracts                   Title:    Vice President,
                                               General Counsel &
                                                Secretary

Date:     December 6, 2000           Date:    December 6, 2000




December 6, 2000
Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 012A to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement"), as amended, between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-six (36) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 012A dated December 6, 2000 cancels and supersedes Letter Agreement No. 012 dated August 2, 2000.

Subject:       Additional Option Aircraft

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement, Bombardier will grant to Buyer the right to purchase forty (40) additional Aircraft (the "Option
     Aircraft") in accordance with the following general conditions:

     (a)  Number of Option Aircraft

          The Scheduled Delivery Dates of the Option Aircraft are follows:

          xxxxxx

     (b)  Terms

        (i) The Option Aircraft will be as described in Article 2 of the Agreement.

       (ii) (a) The base price for each of the Option Aircraft (excluding the Buyer Selected Optional Features) Ex Works (Incoterms 1990) Bombardier's offices or premises in Montreal, Province of Quebec, Canada, is xxxxxx .

             (b)   The  base  price of the Buyer Selected  Optional
             Features is xxxxxx

             The Option Aircraft base price shall be the base price for the Option Aircraft as stated in paragraph
             (b)(ii)(a) above, plus the base price of the Buyer Selected Optional Features as stated in paragraph
             (b)(ii)(b) above (the "Option Aircraft Base Price").

             The   price  of  the  Option  Aircraft  (the  "Option
             Aircraft   Purchase  Price")  shall  be  the   Option
             Aircraft Base Price adjusted to xxxxxx

      (iii) As consideration for this option, Buyer shall make or cause to make payment to Bombardier xxxxxx per Option Aircraft (the "Option Deposit") upon execution of CCO NO. 2, for a total amount of xxxxxx. The amount of xxxxxx

       (iv) Unless expressly provided for in the Agreement, the terms and conditions of the Agreement (including Letter Agreements, except as noted below) shall apply mutatis mutandis to the Option Aircraft, with the exception that the provisions with respect to Annex A training courses as specified in Article 3.2.4 of the Agreement (Flight Attendant Courses), shall not apply to the Option Aircraft.

        (v) The following Letter Agreement shall not apply to the Option Aircraft and is hereby excluded:

             Letter Agreement No. 012 (Additional  Option Aircraft)

       (vi) Letter Agreement No. 008A (Schedule Completion Rate), Letter Agreement No. 009E (Airframe Direct Maintenance Cost) and Letter Agreement No. 006 (Operational Restrictions) of purchase agreement no. RJ-0350 dated January 8, 1997, as amended through CCO No. 17 to such purchase agreement, shall apply mutatis mutandis to the Option Aircraft, with specific terms for Option Aircraft as set out therein.

     (viii) Option Aircraft will receive pricing and credit memoranda as provided for the Aircraft, including the credit memoranda specified in paragraph 2.0 of Letter Agreement No. 001B (Credit Memoranda), and the Additional xxxxxx Credit Memorandum specified in paragraph 3.0 of Letter Agreement 006 (Spares Credit).

     (c)  Option Aircraft Payment Terms

          Terms of payment for each of the Option Aircraft shall be as set forth for the Aircraft in Article 5.2 of the Agreement as amended by CCO No. 2 (and attached thereto as Attachment 1) with the exception that the xxxxxx payments required pursuant to Article 5.2.3 (a) and (b) with respect to the firm Aircraft shall be paid by Buyer for each of the Option Aircraft xxxxxx the Scheduled Delivery Date of the applicable Aircraft .

     (d)  Exercise Procedures

          Timing and procedures for the exercise of Option Aircraft shall be as follows:

          (ii) The Option Aircraft will be exercised as individual aircraft, with Buyer providing written notice of its intention to do so ("Notice of Intention") xxxxxx the first day of the month of the Scheduled Delivery Date of the applicable Option Aircraft, at which point the Option Deposit for the applicable Option Aircraft will become non-refundable, and a definitive irrevocable, written exercise xxxxxx the first day of the month of the Scheduled Delivery Date of the applicable Option Aircraft.

          (ii) Additional Option Aircraft. Upon receipt of Buyer's definitive irrevocable written exercise of any Option Aircraft or Buyer's failure to exercise an Option Aircraft at the required time, Buyer shall be granted a right to purchase an additional Option Aircraft (an "Additional Option Aircraft"), xxxxxx of which will have delivery positions commencing in the xxxxx The subsequent Additional Option Aircraft will have delivery positions to be provided by Bombardier subject to availability taking into account Bombardier's then production rate and commitments. The terms and conditions for the Additional Option Aircraft will be the same as those for the Option Aircraft with the following exceptions: xxxxxx

3.0 Bombardier will, upon payment for and delivery of each Option Aircraft, xxxxxx, extend the term of Article 1.2.2 of Annex A of the Agreement (the Field Service Representative ("FSR")) by xxxxxx

4.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Option Aircraft or Additional Option Aircraft in accordance with the terms and conditions hereof.

6.0 The provisions of this Letter Agreement are personal to Buyer and, except as part of an assignment of the Agreement as expressly permitted by the provisions in Article 20 of the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,
BOMBARDIER INC.
"Scott Preece"                               Date: December 6, 2000
Scott Preece
Manager, Contracts

Acknowledged and Accepted
ATLANTIC COAST AIRLINES
"Richard Kennedy"                            Date: December 6, 2000
Name: Richard Kennedy
Title:  Vice President, General Counsel and Secretary


                        CONTRACT CHANGE ORDER



PURCHASER:              Atlantic Coast Airlines

PURCHASE AGREEMENT NO.: PA-0454 (the "Agreement") AIRCRAFT TYPE: CRJ

C.C.O. NO.:             4                      DATED: November 7, 2001

PAGES:                  3

REASON FOR CHANGE:

To amend the Agreement to (i) add Paint Scheme - ACA - United
Express, G1 Galley - Stowable Work Shelf, and FMS - Single, ACARS
Compatible (Collins FMS-4200) to the list of Buyer Selected Optional Features, and (ii) delete Paint Scheme and FMS - Single Collins FMS 4200 from the list of Buyer Selected Optional Features.


PAGES TO BE SUBSTITUTED:            NEW/REVISED PAGES:

Purchase Agreement, page 54         Attachment No. 1 to CCO No. 4


DESCRIPTION OF CHANGE:

P.A., page 54 - Appendix IV (Buyer Selected Optional Features)

The Buyer Selected Optional Features are amended by: (i) deleting CR Ref. N 11-300 (Paint Scheme) and replacing it with CR Ref. N 25-060 (Paint Scheme - ACA - United Express) xxxxxx, (ii) replacing CR Ref. N 25-31-320 with CR Ref. N 25-31-301, (iii) adding CR Ref. N 25-31-
306 (G1 Galley - Stowable Work Shelf) xxxxxx, and (iv) deleting CR Ref. N 34-330 (FMS - Single Collins FMS-4200) and replacing it with CR Ref. N 34-335 (FMS - Single, ACARS Compatible (Collins FMS-4200)) xxxxxx.

   EXCEPT AS SET FORTH ABOVE OR IN THE ATTACHMENTS HERETO, ALL
   OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN
   UNCHANGED

FOR AND ON BEHALF OF:                  FOR AND ON BEHALF OF:

Bombardier Inc.                        Atlantic Coast Airlines
Bombardier Aerospace
Regional Aircraft

Signed:  "Scott Preece"                Signed:  "Richard Kennedy"
     Scott Preece                           Name: Richard J.
     Kennedy
     Manager, Contracts                     Title: Vice President
                                                    and Secretary

Date:     November 7, 2001                  Date:  November 15, 2001

                             APPENDIX IV

                  BUYER SELECTED OPTIONAL FEATURES

CS :
A7553 Bx                Option Description                 Price in
CR Ref. N                                                  Jan 1999
                                                              US
                                                            Dollars
00-008     PERFORMANCE - EXTENDED RANGE                      xxxxxx
00-312     ADDITIONAL FLAP SETTING, 8 DEG TAKE-OFF           xxxxxx
00-313     CERTIFICATION - FAA STRAPPING                     xxxxxx
25-060     PAINT SCHEME - ACA - UNITED EXPRESS xx            xxxxxx
x
25-22-301  IN-ARM MEAL TRAYS IN ROW 1                        xxxxxx
25-22-302  UNDERSEAT LIFE VEST POUCHES                       xxxxxx
25-22-304  RECLINING PASSENGER SEATS                         xxxxxx
25-24-301  ENTRANCE STORAGE COMPARTMENT                      xxxxxx
25-26-301  PARTITION - LHD WINDSCREEN                        xxxxxx
25-26-302  PARTITION - RHD WINDSCREEN                        xxxxxx
25-31-301  G1 GALLEY: PROVISIONS FOR SNACK & HOT             xxxxxx
x          BEVERAGE SERVICE
25-31-306  G1 GALLEY - STOWABLE WORK SHELF                   xxxxxx
xxx
25-34-310  STANDARD BEVERAGE MAKER - COFFEE (QTY 2)          xxxxxx
30-001     ICE DETECTION - RED WARNING LIGHT                 xxxxxx
31-320     EICAS 2000                                        xxxxxx
31-340     DFDR 88 PARAMETERS                                xxxxxx
33-003     RED BEACON LIGHTS                                 xxxxxx
33-310     TAIL LOGO LIGHTS                                  xxxxxx
33-320     CARGO DOOR FLOODLIGHTS                            xxxxxx
34-328     EGPWS - ENHANCED GROUND PROXIMITY WARNING         xxxxxx
           SYSTEM
34-335    FMS - SINGLE, ACARS COMPATIBLE (COLLINS FMS-      xxxxxx
x         4200)
34-350    GPS - SINGLE COLLINS GPS-4000                     xxxxxx
34-353    VHF NAV - FM IMMUNITY (VIR-432+)                  xxxxxx
34-362    ALTIMETER - BARO SETTING REMINDER                 xxxxxx
35-004    EROS MAGIC MASK (THREE)                           xxxxxx
38-313    8 US GAL. GALLEY WATER/WASTE TANK SYSTEM          xxxxxx
         (WITH G1 GALLEY SELECTION)
          AMI PILOT & CO-PILOT SEAT                         xxxxxx
                               Total Technical Features     xxxxxx
xxxxx

 All  prices  listed above are expressed in January  1,
 1999   US   dollars,  and  are  subject  to   economic
 adjustment  to  the  date  of  aircraft  delivery   as
 provided in the Agreement.



                        CONTRACT CHANGE ORDER

PURCHASER:                Atlantic Coast Airlines

PURCHASE AGREEMENT NO.:   PA-0454 (the "Agreement") AIRCRAFT TYPE:
CRJ-200
C.C.O. NO.:               5                         DATED:
December 20, 2001

PAGES:                    15

REASON FOR CHANGE

To amend the Agreement by (i) revising the Delivery Schedule and
(ii) introducing Letter Agreement No. 013 to provide amended terms and conditions relating to the xxxxxx built aircraft bearing manufacturer serial numbers xxxxxx and xxxxx being the xxxxxx to be delivered under the Agreement (the "Built Aircraft") which are referenced in the proposal letter dated December 20, 2001 executed by Buyer and Bombardier.

PAGES TO BE SUBSTITUTED                 NEW/REVISED PAGES
Purchase Agreement page 52              Attachment No. 1 to CCO No. 5
Purchase Agreement pages C-23 and C-24  Attachment No. 2 to CCO No. 5
Letter Agreement No. 013                Attachment No. 3 to CCO No. 5

DESCRIPTION OF CHANGE:

P.A. Page 52 - Appendix II (Delivery Schedule)

Appendix II (Delivery Schedule) is deleted in its entirety and replaced by Attachment No. 1 hereto.

P.A. Pages C-23 and C-24 - Attachment A (List of Technical Data,
Column Heading Explanation of Codes and Technical Data)

The definition of ATD found in Item 6 is amended by deleting the
word "first" and replacing it with the word "second".   In addition,
the definition of PTD found in Item 6 is amended by deleting the words "each or the first" and replacing them with the words "the second or each subsequent".

The last sentence on page C-23 is amended by deleting the word
"first" from the first line and replacing it with the word "second".
Note 1: A. is amended by deleting the word "first" from the second line and replacing with the word "second".

Letter Agreement No. 013 - (Built Aircraft)

Letter Agreement No. 013 is introduced to provide amended terms and conditions relating to the Built Aircraft and is set forth in Attachment No. 2 hereto.

This CCO No. 5 is conditional upon Buyer executing CCO No. 19 to
Purchase Agreement No. 0350 failing which this CCO shall become null and void.

EXCEPT AS SET FORTH ABOVE OR IN THE ATTACHMENTS HERETO, ALL OTHER
TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

Bombardier Inc.                         Atlantic Coast Airlines
Bombardier Aerospace
Regional Aircraft

Signed:  "Scott Preece"                 Signed: "Rick Kennedy"

Date:  December 20, 2001                Date:  December 21, 2001



                                   APPENDIX II

                          DELIVERY SCHEDULE
   First Aircraft              xxxxxx
   Second Aircraft             xxxxxx
   Third Aircraft              xxxxxx
   Fourth Aircraft             xxxxxx
   Fifth Aircraft              xxxxxx
   Sixth Aircraft              xxxxxx
   Seventh Aircraft            xxxxxx
   Eighth Aircraft             xxxxxx
   Ninth Aircraft              xxxxxx
   Tenth Aircraft              xxxxxx
   Eleventh Aircraft           xxxxxx
   Twelfth Aircraft            xxxxxx
   Thirteenth Aircraft         xxxxxx
   Fourteenth Aircraft         xxxxxx
   Fifteenth Aircraft          xxxxxx
   Sixteenth Aircraft          xxxxxx
   Seventeenth Aircraft        xxxxxx
   Eighteenth Aircraft         xxxxxx
   Nineteenth Aircraft         xxxxxx
   Twentieth Aircraft          xxxxxx
   Twenty-first Aircraft       xxxxxx
   Twenty-second Aircraft      xxxxxx
   Twenty-third Aircraft       xxxxxx
   Twenty-fourth Aircraft      xxxxxx
   Twenty-fifth Aircraft       xxxxxx
   Twenty-sixth Aircraft       xxxxxx
   Twenty-seventh Aircraft     xxxxxx
   Twenty-eighth Aircraft      xxxxxx
   Twenty-ninth Aircraft       xxxxxx
   Thirtieth Aircraft          xxxxxx
   Thirty-first Aircraft       xxxxxx
   Thirty-second Aircraft      xxxxxx
   Thirty-third Aircraft       xxxxxx
   Thirty-fourth Aircraft      xxxxxx
   Thirty-fifth Aircraft       xxxxxx
   Thirty-sixth Aircraft       xxxxxx

                            ATTACHMENT A
                       LIST OF TECHNICAL DATA
                 COLUMN HEADING EXPLANATION OF CODES

ITEM
1      DOC  DOCUMENT
       Title of Technical Data provided.

2      CONFIG    CONFIGURATION
       G = Contains data common to all aircraft of the same type
           (Generic).
       C = Contains data unique to Buyer's Aircraft (Customized).

3      MEDIUM   Buyer selects one of the following media specified
                in the table:
                    1    =    Print two sides
                    2    =    Microfilm
                    3    =    Print one side
                    4    =    Laminated Cardboard

4      REVISION     Y     =   Periodic revision service applies
                    N     =   Revision service not applicable
                    S     =   Revised as required by Bombardier

5      QUANTITY
             (Number)     =   Quantity per the Agreement
             (Number) PER =   Quantity per Aircraft

6      DELIVERY
x                   ATD   =   At time of the Delivery Date of the
                              second Aircraft.
x                   PTD   =   Prior to the Delivery Date of the
                              second or each subsequent Aircraft
                              (as applicable).

7      ATA          Y     =   Document is per ATA Specification 100,
                              Revision 26.
                    N     =   Document is to Bombardier's existing
                              commercial practices.

x With the delivery of the second Aircraft, Bombardier will provide to Buyer at no additional charge one set of the technical manuals listed below

                           TECHNICAL DATA
                            REGIONAL JET

ITEM            DOC              CONF MEDIUM QTY  REV  DEL ATA REMARKS
1.  AIRCRAFT MAINTENANCE MANUAL    G   1,2  xxxxxx Y   PTD  Y
    (AMM)
2.  ILLUSTRATED PARTS              G   1,2  xxxxxx Y   PTD  Y
    MANUAL/CATALOG (IPC)
3.  STRUCTURAL REPAIR MANUAL       G   1,2  xxxxxx Y   PTD  Y
    (SRM)
4.  COMPONENT MAINTENANCE MANUAL   G   1,2  xxxxxx Y   PTD  Y
    (CMM)
5.  POWER PLANT BUILD-UP MANUAL    G   1,2  xxxxxx Y   PTD  Y
6.  WIRING DIAGRAM MANUAL          C   1,2  xxxxxx Y   PTD  Y
7.  ILLUSTRATED TOOL & EQUIPMENT   G   1,2  xxxxxx Y   PTD  Y
    MANUAL (ITEM)
8.  SERVICE BULLETINS              G   1    xxxxxx S   PTD  Y  SEE NOTE 2
9.  NON DESTRUCTIVE TEST MANUAL    G   1    xxxxxx Y   PTD  Y
10. MAINTENANCE PROGRAM DOCUMENT   G   1    xxxxxx S   PTD  Y  SEE NOTE 3
    (MPD)
11. FAA OR DOT AIRPLANE FLIGHT     C   1    xxxxxx S   ATD  N
    MANUAL (AFM)
12. WEIGHT & BALANCE MANUAL        G   1    xxxxxx Y   ATD  Y
13. MASTER MINIMUM EQUIPMENT LIST  G   1    xxxxxx S   ASAP N
    (MMEL)
14. QUICK REFERENCE HANDBOOK       C   1    xxxxxx S   ATD  N
15. FLIGHT CREW OPERATING MANUAL   C   1    xxxxxx S   ATD  N  SEE NOTE 1
    (FCOM)
16. MAINTENANCE TASK CARDS         C   3    xxxxxx S   PTD  N
17. ACCESS PANELS AND              G   1    xxxxxx N   PTD  N
    DOORS/COMPONENT LOCATION
    MANUAL
18. FLIGHT PLANNING & CRUISE       G   1    xxxxxx S   ASAP N
    CONTROL MANUAL
19. AIRCRAFT CHARACTERISTICS FOR   G   1    xxxxxx N   ASAP N  SEE NOTE 4
    AIRPORT PLANNING
20. ON-BOARD WIRING DIAGRAM BOOK   C   3    xxxxxx N   ATD  N  SEE NOTE 5
21. MAINTENANCE FACILITIES &       G   1    xxxxxx S   ASAP N
    EQUIPMENT PLANNING MANUAL
22. SYSTEM SCHEMATIC MANUAL (SSM)  G   1,2  xxxxxx Y   ATD  Y  SEE NOTE 1
23. PASSENGER INFORMATION SHEET    G   3    xxxxxx S   ATD  N  SEE NOTE 6
24. PILOT CHECKLIST                C   4    xxxxxx S   ATD  N
25. CRASH CREW CHART               G   4    xxxxxx S   ATD  N
26. DISPATCH DEVIATION GUIDE       G   1    xxxxxx S   PTD  N

NOTE 1:REVISION SERVICE
x     A.  Revision services shall be available without charge
          for xxxxxx following the Delivery Date of Buyer's second Aircraft. Subsequent revision service shall be provided dependent upon incorporation of Bombardier issued Service Bulletins.

      B. Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within six (6) months following the Delivery Date of each of the Aircraft, respectively.

      C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins in a regular revision following
          formal   notification  by  Buyer  that  such  Service
          Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

December 20, 2001

Atlantic Coast Airlines
45200 Business Court S.100,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 013 to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement"), as amended, between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of thirty-six (36) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:       Built Aircraft

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not
     defined  herein,  shall  have  the  same  meaning  as  in   the
     Agreement.

2.0 In consideration of Buyer having entered into the above referenced Agreement, and further to Buyer and Bombardier executing the proposal letter dated December 20, 2001 which includes the replacement of xxxxxx built aircraft bearing manufacturer serial numbers xxxxxxand xxxxxx ("Built Aircraft") for xxxxxx Aircraft under the Agreement, these Built Aircraft becoming the xxxxxx under the Agreement, the parties agree that the terms and conditions of the Agreement shall apply to the Built Aircraft and all references to Aircraft shall include the Built Aircraft, save and except for the amendments set forth below which shall only apply with respect to the Built
     Aircraft:

     (i)  P.A. Page 8 - Article 2 (Subject Matter of Sale)

          The first paragraph of Article 2 is amended by (i) deleting the words "xxxxxx dated xxxxxx attached hereto as
          Appendix  III"  from  the  third  and  fourth  lines   and
          replacing them with the words "xxxxxxx dated xxxxxx, attached to Contract Change Order No. 5 as Annex No. 1 to Attachment No. 1" and (ii) deleting the words "Appendix IV hereto" from the seventh line and replacing them with the words "Annex Nos. 2 and 3 to Attachment No. 1 to Contract Change Order No. 5 with respect to the First Aircraft and Second Aircraft respectively".

          The   second  paragraph  shall  not  apply  to  the   Built
          Aircraft.

     (ii) P.A. Page 10 - Article 4 (Price)

          Article 4.1 (b) is amended by deleting the words "is xxxxxx " and replacing them with the words "for the xxxxxx is xxxxxx".

          Article 4.3.2 is amended by adding the words "and xxxxxx

          Article 4.3.3 is amended by adding the words xxxxxx

    (iii) P.A. Page 27 - Article 13 (Excusable Delay)

          Article 13.2 (b) is amended by adding the words xxxxxx

     (iv) P.A. Page 14.2 (Non-Excusable Delay)

          Article 14.2 is amended by adding the words xxxxxx

      (v) P.A. Page 53 - APPENDIX III  (Specification)

          Appendix III is deleted in its entirety and replaced by the following:


                         TYPE SPECIFICATION

                               xxxxxx

     (vi) P.A. Page 54 - APPENDIX IV (Buyer Selected Optional
          Features)

          Appendix IV is deleted in its entirety and replaced by Annex Nos. 2 and 3 hereto with respect to the xxxxxx.

    (vii) P.A.  Page  C-24 - ANNEX A (Technical  Data,  Regional
          Jet)

          Bombardier will deliver to Buyer the FAA or DOT Airplane Flight Manual, Flight Crew Operating Manual and Quick Reference Handbook at the time of delivery of each Built Aircraft and the Illustrated Parts Manual/Catalog, Wiring Diagram Manual and Weight & Balance Manual as completed for the original intended customer, at the time of respective Built Aircraft delivery. Bombardier will update and deliver the revisions to the manuals via the normal revision cycle. The manuals will be revised to Buyer's original Aircraft Specification at delivery (RAD-601R-146 Issue B dated June 11, 1999 and Buyer Selected Optional Features). The above referenced manuals are included in the quantity referenced in the Technical Data set forth in Annex A to the Agreement.

   (viii) P.A. Page C-31 - ANNEX B (Vendor Warranties)

          Article 2.2 is amended by adding the words "and shall commence from the date of delivery of the Built Aircraft" at the end of the paragraph.

     (ix) Letter Agreement No. 001B - Credit Memoranda

          The title is amended by adding the words "and xxxxxx

          Article 2.0 of Letter Agreement No. 001B is amended by deleting the words xxxxxx for each Aircraft" from the xxxxxx and replacing them with the words "xxxxxfor the xxxxxx".

          Article 4.0 and 5.0 are amended by renumbering them Articles 5.0 and 6.0. A new Article 4.0 is inserted as follows:

4.0 In consideration of Buyer having entered into the proposal letter dated December 20, 2001, Bombardier will issue to Buyer, upon delivery and payment of the price of the Built Aircraft in accordance with the Agreement, a credit memorandum in the amount of xxxxxx

     xxxxxx The credit memorandum, as adjusted, will collectively be known as the xxxxxx

     (x) Letter Agreement No. 006 - xxxxxx Credit

         Article 3.0 of Letter Agreement No. 006 shall not apply to the Built Aircraft.

    (xi) Letter Agreement No. 009 (Reconciliation)

         Article 3.0 is amended by adding the words "xxxxxx.

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as part of an assignment of the Agreement as expressly permitted by the provisions in Article 20 of the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,
BOMBARDIER INC.

"Scott Preece"
Scott Preece                                 Date: December 20, 2001
Manager, Contracts

Acknowledged and Accepted

ATLANTIC COAST AIRLINES
"Rick Kennedy"
Name: Richard Kennedy                        Date: December 21, 2001
Title:  Vice President, General Counsel and Secretary


Annex No. 1 to Letter Agreement No. 013


                            SPECIFICATION

                         TYPE SPECIFICATION
                               xxxxxx


Annex No. 2 to Letter Agreement No. 013
                          APPENDIX IV

             BUYER SELECTED OPTIONAL FEATURES FOR
                        FIRST AIRCRAFT

CS:
ACA7553-B
CR Ref. N             Option Description             Price in
                                                        Jan
                                                      1999 US
                                                      Dollars
00-008     Performance - Extended Range
00-312     Additional Flap Setting, 8 Deg Take-Off
00-313     Certification - FAA Strapping
21-309     Ground Air Conditioning Connection
23-331     VHF Comm Third Radio Complete Provisions
23-350     Selcal System
25-083     Paint Scheme - Midway
25-22-301  In-Arm Meal Tables At Front Row
25-22-302  Underseat Life Vest Pouches
25-22-303  Leather Passenger Seat Dress Covers, 50
           Seats
25-22-304  Reclining Passenger Seats
25-23-301  Second Flight Attendant Fold-Down Seat
           (With Hand-Set / Intercom)
25-24-301  Entrance Storage Compartment
25-26-301  Partition - LHD Windscreen
25-26-302  Partition - RHD Windscreen
25-31-301  G1 Galley: Provisions For Snack And Hot
           Beverage Service (Prov. 2 Carts)
25-31-306  G1 Galley: Storable Work Shelf
25-320x    Interior Cabin - Midway
25-34-310  Atlas Standard Beverage Maker - Coffee
           (Qty 2)
25-61-3XX  Emergency Equipment - Midway - Type Spec
25-62-301  Third Oxygen Mask In Lhs Psu
30-001     Ice Detection - Red Warning Light
31-340     FDR - 128 WPS DFDR (L3Comm)
33-003     Red Beacon Lights
33-310     Tail Logo Flood Lights


             BUYER SELECTED OPTIONAL FEATURES FOR
                  FIRST AIRCRAFT - CONTINUED

CS:
ACA7553 B
CR Ref. N             Option Description             Price in
                                                        Jan
                                                      1999 US
                                                      Dollars
33-320     Cargo Door Floodlights
34-328     GPWS - Enhanced (Allied  Signal)
34-330     FMS - Single Collins FMS-4200
34-350     GPS - Single Collins GPS-4000
34-362     Altimeter - Baro Setting Reminder
34-390     FMS - On Board Data Loader
35-004     Eros Magic Mask (Three)
38-313     8 US Gal. Galley Water/Waste Tank System
           (With G1 Galley Selection)
                            Total Technical Features  xxxxxx

Notes:
x  Interior Cabin - Midway entails the following:
- second flight attendant removed after CofA
- second flight attendant intercom system remains functional

                          APPENDIX IV

             BUYER SELECTED OPTIONAL FEATURES FOR
                        SECOND AIRCRAFT

CS:
ACA7575-B
CR Ref. N             Option Description             Price in
                                                        Jan
                                                      1999 US
                                                      Dollars
00-008     Performance - Extended Range
00-312     Additional Flap Setting, 8 Deg Take-Off
00-313     Certification - FAA Strapping
21-309     Ground Air Conditioning Connection
23-331     VHF Comm Third Radio Complete Provisions
23-350     Selcal System
25-060x    Paint Scheme - ACA - United Express
25-22-301  In-Arm Meal Tables At Front Row
25-22-302  Underseat Life Vest Pouches
25-22-303  Leather Passenger Seat Dress Covers, 50
           Seats
25-22-304  Reclining Passenger Seats
25-23-301  Second Flight Attendant Fold-Down Seat
           (With Hand-Set / Intercom)
25-24-301  Entrance Storage Compartment
25-26-301  Partition - LHD Windscreen
25-26-302  Partition - RHD Windscreen
25-31-301  G1 Galley: Provisions For Snack And Hot
           Beverage Service (Prov. 2 Carts)
25-31-306  G1 Galley: Storable Work Shelf
25-320xx   Interior Cabin - Midway
25-34-310  Atlas Standard Beverage Maker - Coffee
           (Qty 2)
25-61-3XX  Emergency Equipment - Midway - Type Spec
25-62-301  Third Oxygen Mask In Lhs Psu
30-001     Ice Detection - Red Warning Light
31-340     FDR - 128 WPS DFDR (L3Comm)
33-003     Red Beacon Lights
33-310     Tail Logo Flood Lights

           BUYER SELECTED OPTIONAL FEATURES FOR
               SECOND AIRCRAFT - CONTINUED

CS:
ACA7575-B
CR Ref. N    Option Description                      Price in
                                                       Jan
                                                       1999
33-320     Cargo Door Floodlights
34-328     GPWS - Enhanced (Allied  Signal)
34-330     FMS - Single Collins FMS-4200
34-350     GPS - Single Collins GPS-4000
34-362     Altimeter - Baro Setting Reminder
34-390     FMS - On Board Data Loader
35-004     Eros Magic Mask (Three)
38-313     8 US Gal. Galley Water/Waste Tank System
           (With G1 Galley Selection)
                            Total Technical Features  xxxxxx

Notes:

x   xxxxxx

xx  Interior Cabin - Midway entails the following:
- second flight attendant removed after CofA
- second flight attendant intercom system remains functional


                        CONTRACT CHANGE ORDER


PURCHASER:                Atlantic Coast Airlines

PURCHASE AGREEMENT NO.: PA-0454 (the "Agreement") AIRCRAFT TYPE: CRJ

C.C.O. NO.:               6                      DATED: July 19, 2002

PAGES:                    64


REASON FOR CHANGE

To amend the Agreement to: (i) provide Buyer with twenty-five (25) incremental aircraft (the "Incremental Aircraft") and thereby increase the order to sixty-one (61) firm Aircraft, (ii) amend the base price for the Buyer Selected Optional Features xxxxxx, (iii) amend the payment terms for the Incremental Aircraft, (iv) amend the acceptance procedures, (v) amend the Excusable Delay provisions to include reference to the Additional xxxxxx Credit Memorandum and the xxxxxx Credit Memorandum, (vi) amend the Non-Excusable Delay provisions to include reference to the Additional xxxxxx Credit Memorandum and the xxxxxx Credit Memorandum, (vii) revise the Delivery Schedule to include the delivery positions for the Incremental Aircraft to be delivered under the Agreement, (viii) delete the VHF NAV - FM Immunity (VIR-432+) from the Buyer Selected Optional Features for the xxxxxx Aircraft, and delete the Performance - Extended Range - 51,0000 lb MTOW and replace with the MTOW -53,000 lb (Long Range Version) for the xxxxxx Aircraft, (ix) extend the term of the FSR due to the Incremental Aircraft being acquired, (x) revise the amount of the Credit Memoranda found in the Credit Memoranda Letter Agreement due to the changes in the Buyer Selected Optional Features and add a xxxxxx Credit Memorandum applicable only to the Incremental Aircraft, (xi) amend the financing provisions found in the Financing Letter Agreement, (xii) amend the xxxxxx for the Buyer Selected Optional Features for the Option Aircraft due to changes to such features and (xiii) introduce a new Letter Agreement No. 14 xxxxxx for a cabin trainer data package. In addition, certain provisions agreed by the parties in the xxxxxx not yet incorporated into the Agreement are hereby incorporated into the Agreement to account for the xxxxxx in xxxxxx value xxxxxx.

In addition, a new Letter Agreement No. 15 is introduced to xxxxxx.

PAGES TO BE SUBSTITUTED                   NEW/REVISED PAGES
Purchase Agreement, page 10               Attachment 1 to CCO No. 6
Purchase Agreement, pages 12a and 12b     Attachment 2 to CCO No. 6
Purchase Agreement, pages 19, 20, 21
 and 21A                                  Attachment 3 to CCO No. 6
Purchase Agreement, page 27               Attachment 4 to CCO No. 6
Purchase Agreement, page 29               Attachment 5 to CCO No. 6
Purchase Agreement, pages 52a and 52b     Attachment 6 to CCO No. 6
Purchase Agreement, pages 54a-i, 54a-ii
54b-i and 54b-ii                          Attachment 7 to CCO No. 6
Purchase Agreement, page C-1              Attachment 8 to CCO No. 6
Letter Agreement No. 001B, pages 1, 2
 and 3                                    Attachment 9 to CCO No. 6
Letter Agreement No. 004A                 Attachment 10 to CCO No. 6
Letter Agreement No. 009, pages 1, 2
and 3                                     Attachment 11 to CCO No. 6
Letter Agreement No. 0l2A, page 3         Attachment 12 to CCO No. 6
Letter Agreement No. 014                  Attachment 13 to CCO No. 6
Letter Agreement No. 015                  Attachment 14 to CCO No. 6

DESCRIPTION OF CHANGE:
P.A. and all Letter Agreements
All references tothirty-six (36) Aircraft are hereby changed to refer to sixty-one (61) Aircraft.

P.A., page 10
Article 4.1 (b) is amended by deleting the words xxxxxx from the first, second and third lines and replacing them with the words xxxxxx

Article 4.3.3 is amended by adding the words xxxxxx in the second line.

P.A., pages 12 and 12a
Article 5.2.3 is amended by (1) inserting sub-article (i) for the xxxxxxAircraft which were previously the xxxxxx and amending (a) accordingly, (2) inserting sub-article (ii) as follows:

xxxxxx
and (3) amending the last sentence in this Article by inserting the words "and 5.2.3 (ii) (b), (c) and (d)" after the words "5.2.3 (b),
(c) and (d)".

P.A., pages 19, 20 and 21
Article 9.1 is amended to revise the delivery notice procedure and to provide xxxxxx
P.A., page 27
Article 13.2 (b) is amended by adding the words xxxxxx before the word "and" and replacing the words xxxxxx with the words xxxxxx after the word "and" in the sixth line of this Article.

P.A., page 29
Article 14.2 is amended by adding the words "xxxxxx, before the word "and" and the word xxxxxx after the word "and" in the fourth line of this Article.

P.A., page 52 - Appendix II (Delivery Schedule)
The Delivery Schedule is amended to add the Incremental Aircraft to be delivered under the Agreement.

P.A., page 54 - Appendix IV (Buyer Selected Optional Features)
Appendix IV is deleted in its entirety and replaced with Appendix IV-A for the xxxxxxAircraft and Appendix IV-B for the xxxxxx Aircraft.

P.A., page C-1 - (FSR Term)
The term for the FSR is amended xxxxxx, due to the Incremental
   Aircraft being acquired.

Letter Agreement No. 001B, page 1 - (Credit Memorandum)
Article 2.0 of Letter Agreement No. 001B is amended by deleting the words xxxxxx from the fifth and sixth lines and replacing them with the words xxxxxx.

Articles 4.0 and 5.0 are amended by renumbering them Articles 5.0 and 6.0. A new Article 4.0 is inserted as follows:

"In consideration of Buyer having entered into the term sheet dated June 3, 2002 xxxxxx

xxxxxx The credit memorandum, as adjusted, will be individually known as the "xxxxxx Credit Memorandum" or collectively be known as the "xxxxxx Credit Memoranda".
Letter Agreement No. 004 - (Financing)
Letter Agreement No. 004 is deleted in its entirety and replaced by Letter Agreement No. 004A which is set forth in Attachment No. 10 hereto.

Letter Agreement No. 009 - (Reconciliation)
Article 2.0 of Letter Agreement No. 009 is replaced with the following paragraph:

xxxxxx

And Article 3.0 is amended by adding the words "Article 2.0," after the words "No. 1" in the first sentence of this Article.

Letter Agreement No. 012A - (Additional Option Aircraft)
Letter Agreement No. 012A is amended by deleting the words xxxxxx from the first through third lines and replacing them with the words xxxxxx.

Letter Agreement No. 014
Letter Agreement No. 014 is introduced xxxxxx a cabin trainer data package and is set forth in Attachment No. 13 hereto.

Letter Agreement No. 015
Letter Agreement No. 015 is introduced to xxxxxx of the xxxxxx

This CCO No. 6 is conditional upon Buyer executing CCO No. 21 to RJ-350 failing which this CCO No. 6 shall become null and void.

EXCEPT AS SET FORTH ABOVE OR IN THE ATTACHMENTS HERETO, ALL OTHER
TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

Bombardier Inc.                         Atlantic Coast Airlines
Bombardier Aerospace
Regional Aircraft

Signed:  _________________________      Signed:___________________

Date:     __________________________    Date:_____________________


ARTICLE 4  -  PRICE

4.1 (a) The base price for each of the Aircraft (excluding the Buyer Selected Optional Features) Ex Works (Incoterms 1990) Bombardier's offices or premises in Montreal, Province of Quebec, Canada, is xxxxxx expressed in January 1, 1999 dollars.

x         (b)   The  base price of the Buyer Selected  Optional
          Features  is  xxxxxx  expressed in  January  1,  1999
          dollars.

     The Aircraft base price (the "Aircraft Base Price") shall be the base price for the Aircraft as stated in paragraph
     (a),  plus  the base price of the Buyer Selected  Optional
     Features as stated in paragraph (b) ("Base Price").

4.2 The price of the Aircraft (the "Aircraft Purchase Price") shall be the Base Price adjusted to the date of delivery to reflect economic fluctuations during the period from January 1, 1999 to the respective delivery date of the Aircraft. Such adjustments shall be based on the formula as found in Appendix I ("Economic Adjustment Formula"),xxxxxx.

4.3 Upon the occurrence of events as described in this paragraph 4.3, there will be adjustments as follows:

     4.3.1 In the event that Bombardier and Buyer agree to any changes in the Specification or selected optional features, or should changes in the Specification or selected optional features be made pursuant to
          Article 11.1 or as a result of any Regulatory Changes pursuant to Article 8.4 which are chargeable to Buyer pursuant to Article 8.5, or in the event that Bombardier and Buyer agree to any xxxxxx.

     4.3.2 The Credit Memorandum adjustment shall be in accordance with the terms of Letter Agreement No. 1.

x    4.3.3      xxxxxx

ARTICLE 5  -  PAYMENT
5.1    Bombardier   acknowledges  having  previously  received   a
       deposit  of xxxxxx for each of the xxxxxx Aircraft  xxxxxx
       Aircraft) xxxxxx, totaling xxxxxx.

5.2    Advance Payment

5.2.1  xxxxxx

5.2.2  xxxxxx

x5.2.3 In addition, Buyer shall make payment or cause payment to be made for each firm Aircraft as follows:
       xxxxxx
       All payments referred to in paragraphs 5.2.3 (i) (b), (c) and
       (d) and 5.2.3 (ii) (b), (c) and (d) above are to be made on the first day of the applicable month.

5.3    Payment Terms

       On or before the Delivery Date Bombardier shall have received in full the amount of the Aircraft Purchase Price of such Aircraft less the amount of the applicable Credit Memorandum as set out in Letter Agreement No. 1 Article 3.0, which will be credited by Bombardier toward the Aircraft Purchase Price (said amount being the "Net Aircraft Purchase Price").

5.4 Subject to the provisions of Article 9.9 hereof, should Buyer fail to make any of the aforementioned payments on or before the stipulated date and Buyer does not correct the default within a period of thirty (30) days thereafter, this Agreement shall automatically terminate and Bombardier shall have no further obligation to Buyer under this Agreement, including the obligation to proceed further with the manufacture of the Aircraft on behalf of Buyer or the sale and/or delivery of the Aircraft to Buyer. Bombardier shall have the option (but not the obligation) of waiving such termination should Buyer make arrangements satisfactory to Bombardier for such payment and all future payments within ten (10) calendar days of Buyer's default.

ARTICLE 9 - ACCEPTANCE PROCEDURE

x9.1 Bombardier   shall  give  Buyer  notice,  by   facsimile   or
     telegraphic communication or other expeditious means, of the date of readiness of each Aircraft for inspection and acceptance by Buyer as follows:

     a) Bombardier will give notice of no less than xxxxxx, confirming the day (the "Readiness Date") on which the Aircraft will be available for delivery and the commencement of inspection.

        xxxxxx
        xxxxxx

9.2 Within two (2) days following receipt by Buyer of the notice of Readiness Date Buyer shall:

   (a) provide notice to Bombardier as to the source and method of payment of the balance of the Aircraft Purchase Price;

   (b)  identify    to   Bombardier   the   names    of    Buyer's
        representatives who will participate in the inspection, flight test and acceptance; and

   (c) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3 Buyer shall have three (3) consecutive working days commencing on the Readiness Date in which to complete the inspection and flight test (such three (3) working day period being the "Acceptance Period"). This three (3) day period may be extended in the event of any delay by Bombardier in making the Aircraft available for inspection and flight test.

9.4 Up to four (4) representatives of Buyer may participate in Buyer's ground inspection of the Aircraft and two (2) representatives of Buyer may participate in the flight test. Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection, in accordance with procedures to be mutually agreed to, and flight test shall be conducted in accordance with Bombardier's acceptance procedures (a copy of which shall be provided to Buyer at least 30 days prior to the Scheduled Delivery Date of the First Aircraft hereunder), as may be amended by mutual agreement of Buyer and Bombardier, and at Bombardier's expense. At all times during ground inspection and flight test, Bombardier shall retain control over the Aircraft.

9.5 If no Aircraft defect or discrepancy is revealed during the ground inspection or flight test, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 9.7.

9.6 If any material defect or discrepancy in the Aircraft is revealed by Buyer's ground inspection or flight test, the defect or discrepancy will promptly be corrected by Bombardier, at no cost to Buyer, which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction. To the extent necessary to verify such correction, Bombardier shall perform one (1) or more further acceptance flights or ground inspections as applicable. Notwithstanding the provisions of Article 4.2, should the Delivery Date of an Aircraft occur in the month subsequent to the Scheduled Delivery Date due to the correction of defects or discrepancies, xxxxxx.

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any defects or discrepancies:

     (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

     (b) Bombardier will supply a TC Certificate of Airworthiness for Export; and

     (c) Buyer shall pay Bombardier the balance of the xxxxxx and any other amounts due, at which time Bombardier shall issue an FAA bill of sale and a warranty bill of sale in a form acceptable to Bombardier and financiers (substantially in accordance with the forms attached as
          Exhibit II(a) and Exhibit II(b) hereto), passing to Buyer, or approved assignee pursuant to Article 20, good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the "Bill of Sale"). The date on which Bombardier delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

     Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto).

9.8 Provided that Bombardier has met all of its obligations under this Article 9, should Buyer not accept, pay for and take delivery of any of the Aircraft within ten (10) calendar days after the end of the Acceptance Period of such Aircraft, Buyer shall be deemed to be in default of the terms of this Agreement xxxxxx.

9.9 Should the Buyer be in default pursuant to Article 9.8 hereof, Buyer shall promptly, upon demand, reimburse Bombardier for all costs and expenses reasonably incurred by Bombardier as a result of such Buyer's failure to accept or take delivery of the Aircraft, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and provided that Bombardier has met all of its obligations under this Article 9, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft within forty-five (45) calendar days following the end of the Acceptance Period, Bombardier may, at its option, terminate the present Agreement with respect to any of the undelivered Aircraft. Bombardier shall however, have the option (but not the obligation) of waiving such termination should Buyer, within ten (10) calendar days following such termination, make arrangements satisfactory to Bombardier to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement.

xxxxxx

13.2 (a) If Bombardier concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay it can be reasonably anticipated that delivery of the Aircraft will be delayed, Bombardier shall give prompt written notice to Buyer of such delay. Bombardier and Buyer agree to collaborate and to use their reasonable efforts to mitigate the impact of such delays upon the parties.

x (b) If, as a result of an Excusable Delay, delivery of the Aircraft will be delayed to a date beyond the originally Scheduled Delivery Date or any revised date previously agreed to in writing by the parties, Buyer and Bombardier agree, xxxxxx

     (c)In the event of an Excusable Delay, or xxxxxx an anticipated Excusable Delay xxxxxx shall conduct an appraisal of the facts and normal scheduling procedures, and if it concludes that delivery of one or more of the Aircraft will be delayed xxxxxx after the originally Scheduled Delivery Date or any revised date agreed to in writing by the parties, xxxxxx may then terminate this Agreement with respect to such delayed Aircraft by giving written notice xxxxxx

ARTICLE 14  -  NON-EXCUSABLE DELAY

14.1 If delivery of the Aircraft is delayed beyond the end of the Scheduled Delivery Date, by causes not excused under
     Article 13.1, this shall constitute a non-excusable  delay
     (a "Non-Excusable Delay").

x14.2    If as a result of an Non-Excusable Delay, delivery  of
     the Aircraft will be delayed to a date beyond the originally Scheduled Delivery Date or any revised date previously agreed to in writing by the parties, the Aircraft Purchase Price of the Aircraft at delivery, xxxxxx

                             APPENDIX II
x
                          DELIVERY SCHEDULE

   First Aircraft          xxxxxx
   Second Aircraft         xxxxxx
   Third Aircraft          xxxxxx
   Fourth Aircraft         xxxxxx
   Fifth Aircraft          xxxxxx
   Sixth Aircraft          xxxxxx
   Seventh Aircraft        xxxxxx
   Eighth Aircraft         xxxxxx
   Ninth Aircraft          xxxxxx
   Tenth Aircraft          xxxxxx
   Eleventh Aircraft       xxxxxx
   Twelfth Aircraft        xxxxxx
   Thirteenth Aircraft     xxxxxx
   Fourteenth Aircraft     xxxxxx
   Fifteenth Aircraft      xxxxxx
   Sixteenth Aircraft      xxxxxx
   Seventeenth Aircraft    xxxxxx
   Eighteenth Aircraft     xxxxxx
   Nineteenth Aircraft     xxxxxx
   Twentieth Aircraft      xxxxxx
   Twenty-first Aircraft   xxxxxx
   Twenty-second Aircraft  xxxxxx
   Twenty-third Aircraft   xxxxxx
   Twenty-fourth Aircraft  xxxxxx
   Twenty-fifth Aircraft   xxxxxx
   Twenty-sixth Aircraft   xxxxxx
   Twenty-seventh Aircraft xxxxxx
   Twenty-eighth Aircraft  xxxxxx
   Twenty-ninth Aircraft   xxxxxx
   Thirtieth Aircraft      xxxxxx
   Thirty-first Aircraft   xxxxxx
   Thirty-second Aircraft  xxxxxx
   Thirty-third Aircraft   xxxxxx
   Thirty-fourth Aircraft  xxxxxx
   Thirty-fifth Aircraft   xxxxxx
   Thirty-sixth Aircraft   xxxxxx
   Thirty-seventh Aircraft xxxxxx
   Thirty-eighth Aircraft  xxxxxx

                    DELIVERY SCHEDULE - CONTINUED

   Thirty-ninth Aircraft   xxxxxx
   Fortieth Aircraft       xxxxxx
   Forty-first Aircraft    xxxxxx
   Forty-second Aircraft   xxxxxx
   Forty-third Aircraft    xxxxxx
   Forty-fourth Aircraft   xxxxxx
   Forty-fifth Aircraft    xxxxxx
   Forty-sixth Aircraft    xxxxxx
   Forty-seventh Aircraft  xxxxxx
   Forty-eighth Aircraft   xxxxxx
   Forty-ninth Aircraft    xxxxxx
   Fiftieth Aircraft       xxxxxx
   Fifty-first Aircraft    xxxxxx
   Fifty-second Aircraft   xxxxxx
   Fifty-third Aircraft    xxxxxx
   Fifty-fourth Aircraft   xxxxxx
   Fifty-fifth Aircraft    xxxxxx
   Fifty-sixth Aircraft    xxxxxx
   Fifty-seventh Aircraft  xxxxxx
   Fifty-eight Aircraft    xxxxxx
   Fifty-ninth Aircraft    xxxxxx
   Sixtieth Aircraft       xxxxxx
   Sixty-first Aircraft    xxxxxx

                       APPENDIX IV-A

           BUYER SELECTED OPTIONAL FEATURES FOR THE
                 THIRD THROUGH NINTH AIRCRAFT

CS:
A7553 B
CR Ref. N             Option Description              Price in
                                                      Jan 1999
                                                         US
                                                       Dollars
00-008     Performance - Extended Range - 51,000 lb     xxxxxx
           MTOW
00-312     Additional Take Off Flap Setting - 8 Deg     xxxxxx
00-313     Certification - FAA (FAR 25)                 xxxxxx
25-060     Paint Scheme - Atlantic Coast Airline -      xxxxxx
xx         United Express
25-22-301  PAX Seat - In-Arm Meal Trays In Front Row    xxxxxx
25-22-302  PAX Seat - Life Vest Pouch (25 Seat          xxxxxx
           Pairs)
25-22-304  PAX Seat - Recline Feature (21 Seat          xxxxxx
           Pairs)
25-24-301  Entrance Stowage Compartment - Galley        xxxxxx
           Insert Provisions
25-31-301  G1 Galley - Provisions For Snack & Hot       xxxxxx
           Beverage Service
25-31-306  G1 Galley - Stowable Work Shelf              xxxxxx
25-34-310  Beverage Maker -ATLAS Std (APC, Qty 2)       xxxxxx
31-340     FDR - 128 WPS DFDR (L3Comm)                  xxxxxx
33-003     Lights - Red Beacon                          xxxxxx
33-310     Lights - Tail Logo                           xxxxxx
33-320     Lights - Baggage Door Floodlight             xxxxxx
34-328     GPWS - Enhanced (Allied  Signal)             xxxxxx
34-335     FMS - Single, ACARS Compatible (Collins      xxxxxx
           FMS-4200)
34-350     GPS - Single (Collins GPS-4000)              xxxxxx
34-362     Altimeter - Baro Setting Reminder            xxxxxx
35-004     Oxygen - Flight Crew (Eros Magic Mask,       xxxxxx
           Three)
38-313     Water -  8 US Gal.Tank                       xxxxxx
              Total Buyer Selected Optional Features    xxxxxx

x
                   APPENDIX IV-A - CONTINUED

           BUYER SELECTED OPTIONAL FEATURES FOR THE
                 THIRD THROUGH NINTH AIRCRAFT

CS:
A7553 B
CR Ref. N             Option Description             Price in
                                                     Jan 1999
                                                        US
                                                      Dollars
Notes:
x
1          Xxxxxx
25-26-301  Partition - LHD Windscreen                   xxxxxx
25-26-302  Partition - RHD Windscreen                   xxxxxx
30-001     Ice Detection - Red Warning Light            xxxxxx
31-320     EICAS 2000                                   xxxxxx
2          xxxxxx
34-353     VHF NAV - FM Immunity (VIR-432+)             xxxxxx
xxxxxx

All prices listed above are expressed in January 1, 1999 US dollars, and are subject to economic adjustment to the date of aircraft delivery as provided in the Agreement.


                        APPENDIX IV-B

           BUYER SELECTED OPTIONAL FEATURES FOR THE
              TENTH THROUGH SIXTY-FIRST AIRCRAFT

CS:
A7553 B
CR Ref. N             Option Description              Price in
                                                      Jan 1999
                                                         US
                                                       Dollars
00-015     MTOW - 53,000 lb (Long Range Version)        xxxxxx
x
00-312     Additional Take Off Flap Setting - 8 Deg     xxxxxx
00-313     Certification - FAA (FAR 25)                 xxxxxx
25-060     Paint Scheme - Atlantic Coast Airline -      xxxxxx
xx         United Express
25-22-301  PAX Seat - In-Arm Meal Trays In Front Row    xxxxxx
25-22-302  PAX Seat - Life Vest Pouch (25 Seat          xxxxxx
           Pairs)
25-22-304  PAX Seat - Recline Feature (21 Seat          xxxxxx
           Pairs)
25-24-301  Entrance Stowage Compartment - Galley        xxxxxx
           Insert Provisions
25-31-301  G1 Galley - Provisions For Snack & Hot       xxxxxx
           Beverage Service
25-31-306  G1 Galley - Stowable Work Shelf              xxxxxx
25-34-310  Beverage Maker -ATLAS Std (APC, Qty 2)       xxxxxx
31-340     FDR - 128 WPS DFDR (L3Comm)                  xxxxxx
33-003     Lights - Red Beacon                          xxxxxx
33-310     Lights - Tail Logo                           xxxxxx
33-320     Lights - Baggage Door Floodlight             xxxxxx
34-328     GPWS - Enhanced (Allied  Signal)             xxxxxx
34-335     FMS - Single, ACARS Compatible (Collins      xxxxxx
           FMS-4200)
34-350     GPS - Single (Collins GPS-4000)              xxxxxx
34-362     Altimeter - Baro Setting Reminder            xxxxxx
35-004     Oxygen - Flight Crew (Eros Magic Mask,       xxxxxx
           Three)
38-313     Water -  8 US Gal.Tank                       xxxxxx
                                            Subtotal    xxxxxx

1             Less: Fleet Amortized Credit for Long-    xxxxxx
                             Range MTOW (CRN 00-015)
              Less: Additional Credit for Long-Range    xxxxxx
                                   MTOW (CRN 00-015)

         Grand Total Buyer Selected Optional Features   xxxxxx

x
                  APPENDIX IV-B - CONTINUED

           BUYER SELECTED OPTIONAL FEATURES FOR THE
              TENTH THROUGH SIXTY-FIRST AIRCRAFT

CS:
A7553 B
CR Ref. N             Option Description              Price in
                                                      Jan 1999
                                                         US
                                                       Dollars
Notes:
x
1          Xxxxxx
2          Xxxxxx
25-26-301  Partition - LHD Windscreen                   xxxxxx
25-26-302  Partition - RHD Windscreen                   xxxxxx
30-001     Ice Detection - Red Warning Light            xxxxxx
31-320     EICAS 2000                                   xxxxxx
3          xxxxxx:
34-353     VHF NAV - FM Immunity (VIR-432+)               xxxx
                                                            xx
xxxxxx

All prices listed above are expressed in January 1, 1999 US dollars, and are subject to economic adjustment to the date of aircraft delivery as provided in the Agreement.


                       CUSTOMER SUPPORT SERVICES


ANNEX A -      TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND
               TECHNICAL DATA


The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1  Factory Service

     Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2  Field Service Representative

     1.2.1     Services

          Bombardier   shall   assign   one   (1)   Field    Service
          Representative ("FSR") to Buyer's main base of operation or other location as may be mutually agreed.

     1.2.2     Term

x Such assignment shall be for xxxxxx, and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft. At Buyer's request, the term shall begin upon the expiration of the term of Buyer's right to assignment of an FSR pursuant to purchase agreement No. PA-0350. The FSR assignment may be extended on terms and conditions to be mutually agreed.

     1.2.3     Responsibility

The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").August 02, 2000

Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

xLetter Agreement No. 001B to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement" between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty-one (61) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 001B dated August 02, 2000 cancels and supersedes Letter Agreement No. 001A dated September, 24,
1999.

Subject:       Credit Memoranda

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

x 2.0 In consideration of Buyer having entered into the above referenced Agreement for the purchase of sixty-one
     (61) Aircraft, Bombardier will issue to Buyer, upon delivery and payment of the price of the Aircraft in accordance with the Agreement, a credit memorandum in the amount of xxxxxx for each of the Aircraft xxxxxx

3.0 xxxxxx The credit memorandum will be adjusted on the same pro-rata percentage calculation as other aircraft price changes due to changes in the Specification or Buyer selected optional features as otherwise provided for in this Agreement. The credit memorandum, as adjusted, will be individually known as the "Credit Memorandum" or collectively be known as the "Credit Memoranda".

xx   4.0  xxxxxx

x    5.0   In  the  event of the Termination of the  Agreement,
     this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

x 6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, except as required for financing purposes in accordance with Letter Agreement No. 004 (Financing) and except as part of an assignment of the Agreement as expressly permitted in Article 20 of the Agreement, without the prior written consent of Bombardier.
Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,

BOMBARDIER INC.

________________________                Date:_____________
Name:
Title:

Acknowledged and Accepted

Atlantic Coast Airlines

________________________                Date:_____________
Name:
Title:


July 19, 2002

Atlantic Coast Airlines
45200 Business Court,
Sterling, Virginia,
U.S.A. 20166

Gentlemen,

x  Letter  Agreement  No.  004A to Purchase  Agreement  No.  PA-0454
   dated July 29, 1999 (the "Agreement"), as amended, between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty-one (61) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 004A dated July 19, 2002 cancels and supersedes Letter Agreement No. 004 dated July 29, 1999.

Subject:       Financing

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not
     defined  herein,  shall  have  the  same  meaning  as  in   the
     Agreement.

     1.1 This Letter Agreement describes the general terms and conditions of the financing assistance to be provided by Bombardier to Buyer. xxxxxx

2.0  Financing Assistance

     2.1 Financing   assistance   referred  to  in   this   Letter
       Agreement No. 004 shall apply only to the Financed Aircraft. Financing for the Financed Aircraft will be arranged by Buyer working in coordination with Bombardier. The form of any support which may be provided by Bombardier is to be treated as confidential and is not to be provided by Buyer to any third party without the third party executing Bombardier's confidentiality agreement. It is Buyer's responsibility to have such form executed with any third party prior to Buyer's disclosure of any such information and to provide such form to Bombardier for approval. The above does not apply where Buyer or the applicable third party is required to disclose such information by law or compelled by court order to do so.

2.2    xxxxxx
2.3    xxxxxx
3.0    xxxxxx
4.0    xxxxxx
5.0    xxxxxx

6.0  In  the  event of the termination of the Agreement pursuant  to
     Article 16.1 or 16.2 as a result of a default or breach of the Agreement by Buyer, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as permitted herein or as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly,
BOMBARDIER INC.

________________________                Date:_____________
Name:
Title:

Acknowledged and Accepted

Atlantic Coast Airlines

________________________                Date:_____________
Name:
Title:

July 29, 1999

Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

xLetter Agreement No. 009 to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement" between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty-one (61) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:       Reconciliation

1.0 The parties recognize that in the course of the administration of this Agreement, xxxxxx

x2.0 xxxxxx

3.0  xxxxxx

4.0This  letter  constitutes an integral part of the  Agreement  and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

5.0The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement (in whole not in part) expressly permitted under Article 20 of the Agreement and otherwise such consent shall not be unreasonably withheld.

6.0In  the  event of the Termination of the Agreement,  this  Letter
   Agreement shall become automatically null and void with respect to any undelivered Aircraft.

7.0Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.
________________________                Date:_____________
Name :
Title:

Acknowledged and Accepted

Atlantic Coast Airlines
________________________                Date:_____________
Name:
Title:




Attachment No. 12 to C.C.O. No. 6 dated July 19, 2002
Letter Agreement No. 012A
Additional Option Aircraft

(b)            The   base  price  of  the  Buyer  Selected  Optional
               Features is xxxxxx

          The Option Aircraft base price shall be the base price for the Option Aircraft as stated in paragraph (b)(ii)(a) above, plus the base price of the Buyer Selected Optional Features as stated in paragraph (b)(ii)(b) above (the "Option Aircraft Base Price").

          The price of the Option Aircraft (the "Option Aircraft Purchase Price") shall be the Option Aircraft Base Price adjusted xxxxxx

     (iii) As consideration for this option, Buyer shall make or cause to make payment to Bombardier a xxxxxx per Option Aircraft (the "Option Deposit") upon execution of CCO No. 2, for a total amount of xxxxxx. The amount of xxxxxx

     (iv) Unless expressly provided for in the Agreement, the terms and conditions of the Agreement (including Letter Agreements, except as noted below) shall apply mutatis mutandis to the Option Aircraft, with the exception that the provisions with respect to Annex A training courses as specified in Article 3.2.4 of the Agreement (Flight Attendant Courses), shall not apply to the Option Aircraft.

     (v) The following Letter Agreement shall not apply to the Option Aircraft and is hereby excluded:

          Letter Agreement No. 012 (Additional Option Aircraft)


July 19, 2002

Atlantic Coast Airlines
45200 Business Court,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

xxLetter Agreement No. 014 to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement" between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty-one (61) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Cabin Trainer Data Package

Gentlemen:

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not
    defined  herein,  shall  have  the  same  meaning  as   in   the
    Agreement.

2.0 In consideration of Buyer having entered into the term sheet dated June 3, 2002 and in recognition of Buyer's request to manufacture a Cabin Trainer,xxxxxx

3.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement, without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.
Yours very truly,
BOMBARDIER INC.

________________________                Date:_____________
Name:
Title:
Acknowledged and Accepted

ATLANTIC COAST AIRLINES

________________________                Date:_____________
Name:
Title:

July 19, 2002

Atlantic Coast Airlines
45200 Business Court,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

xxLetter Agreement No. 015 to Purchase Agreement No. PA-0454 dated July 29, 1999, as amended (the "Agreement" between Bombardier Inc. ("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty-one (61) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  xxxxxx Status

Gentlemen:

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not
    defined  herein,  shall  have  the  same  meaning  as   in   the
    Agreement.

2.0 Buyer and Bombardier agree to the following pertaining to the xxxxxx dated xxxxxx, as amended by revision thereto dated xxxxxx

    2.1.    xxxxxx
    2.2    xxxxxx

    2.3 The remaining provisions of the xxxxxx (Articles 2, 3, and 4) pertaining to the xxxxxx are no longer in effect..
3.0  xxxxxx
4.0  xxxxxx
5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer, except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement, without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,

BOMBARDIER INC.
Name:
Title:

Acknowledged and Accepted

ATLANTIC COAST AIRLINES
Name:
Title: